UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04973

Exact name of registrant as specified in charter:	Voyageur Insured Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2011

Item 1. Reports to Stockholders

Annual report

Delaware Tax-Free Arizona Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund

August 31, 2011

Fixed income mutual funds

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund at www.delawareinvestments.com.

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Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Table of contents

Portfolio management review	1
Performance summaries	9
Disclosure of Fund expenses	24
Security type/sector allocations	27
Statements of net assets	32
Statements of operations	72
Statements of changes in net assets	74
Financial highlights	84
Notes to financial statements	114
Report of independent registered
public accounting firm	129
Other Fund information	130
Board of trustees/directors and
officers addendum	136
About the organization	146

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2011, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Investments® state tax-free funds	September 6, 2011

Performance preview (for the year ended August 31, 2011)
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+0.57%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+2.66%
Lipper Arizona Municipal Debt Funds Average	1-year return	+1.43%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper Arizona Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Arizona (double tax-exempt) or a city in Arizona (triple tax-exempt).

Delaware Tax-Free California Fund (Class A shares)	1-year return	+0.83%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+2.66%
Lipper California Municipal Debt Funds Average	1-year return	+1.30%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 12.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt).

Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+0.71%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+2.66%
Lipper Colorado Municipal Debt Funds Average	1-year return	+1.75%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 15.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper Colorado Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Colorado (double tax-exempt) or a city in Colorado (triple tax-exempt).

Portfolio management review
Delaware Investments® state tax-free funds

Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+0.56%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+2.66%
Lipper Other States Municipal Debt Funds Average	1-year return	+1.49%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 18.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Delaware Tax-Free New York Fund (Class A shares)	1-year return	+0.63%
Barclays Capital Municipal Bond Index (benchmark)	1-year return	+2.66%
Lipper New York Municipal Debt Funds Average	1-year return	+1.03%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 21.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

Economic backdrop

When the Funds’ fiscal year began in September 2010, many municipal bond investors appeared to be anticipating a moderately improving economy and, as a result, they were likely expecting interest rates to rise in 2011 (especially since rates had been trending at historically low levels). However, this optimism was soon muted as mounting data suggested a slowdown in U.S. economic growth and stimulated fears of a recession.

Ultimately, lackluster reports on gross domestic product (GDP), which measures the total dollar value of goods and services produced by the economy, confirmed the economy’s disappointing performance. The data reflected persistent weakness in economic output, including the following readings:
  In the third and fourth quarters of 2010, U.S. GDP expanded by annualized rates of 2.5% and 2.3%, respectively.

  During the first quarter of 2011, GDP grew at an annualized rate of just 0.4% — the weakest showing in seven quarters.

  Growth in the second quarter of 2011 came in only slightly better, at an estimated annualized rate of 1.0%.
(Data: U.S. Commerce Department)

Arguably, employment continued to be the Achilles’ heel of the economy. Even early in the fiscal year, amid decent economic growth, employment continued to struggle. At the start of the Funds’ fiscal year, unemployment was at a high rate of 9.6% and ticked further upward to 9.8% within several months. A period of optimism followed as the jobless rate declined a full percentage point between November 2010 and March 2011. From there, however, the unemployment rate reversed course and rose to 9.0% in April, hovering close to that level for the remainder of the Funds’ fiscal year.

In the second half of the Funds’ fiscal year, the global economic picture worsened:
  In March 2011, the massive earthquake that struck Japan, followed by a devastating tsunami and nuclear crisis, hurt factory production and reduced worldwide economic output.

  The European debt crisis resurfaced and threatened to ensnare some of the continent’s larger economies, such as Italy and Spain.

  A political battle in Washington, D.C. over government spending and the lifting of the federal debt ceiling increased investor uncertainty and anxiety.

  Citing these severe political disagreements in the face of rising debt, credit-rating agency Standard & Poor’s (S&P) downgraded the long-term rating on U.S. sovereign debt. In what was the first such downgrade in history, the United States’ S&P rating went to AA+, one notch down from its former rating of AAA.
These mounting challenges and economic crosscurrents led to significant volatility in the financial markets. Despite the rating downgrade of U.S. bonds, many fixed income investors flocked to the perceived safety of U.S. Treasury debt, pushing interest rates even lower.

Economic conditions within each state, briefly noted

Arizona continued to be challenged by large budget shortfalls due to declines in sales tax revenues, much as it has in recent years. The effects of the housing downturn on the state’s economy have been significant, leading to a recovery period that we believe could exceed those of many other states.

Preliminary estimates for fiscal 2011 show the state’s general fund posting a base revenue growth of 11.6% (the first annual increase since 2007). This growth is aided by a temporary $0.01 sales tax increase as well as higher-than-expected individual income taxes.

(Data: U.S. Labor Department; Moody’s Investors Service.)

For its fiscal 2011, California’s general fund revenues were 7.7% higher than fiscal 2010. The state’s 2012 budget closed a $26.6 billion gap through actions that included spending cuts ($15.0 billion), revenue actions ($0.9 billion), and improved revenue collections ($8.3 billion), along with a range of other solutions ($2.9 billion). While the budget uses significantly fewer one-time solutions than those used in previous budgets, there are a number of measures that we believe may fail to materialize. These include $4 billion in additional revenue that has not been attributable to a particular revenue stream, and $2.4 billion in health and human services solutions that require federal consent. If the additional $4 billion in revenues does not materialize, up to $2.5 billion in automatic spending cuts will be triggered in January 2012.

(Source: U.S. Labor Department; California State Controller monthly reports; Moody’s Investors Service.)

Portfolio management review
Delaware Investments® state tax-free funds

Colorado’s economy is diverse, with a variety of service-sector strengths.

The state’s general fund revenues for fiscal 2011 increased 10.6% above fiscal 2010, due partly to growth in total wages, growth in consumer spending, growth in business outlays, and a surge in capital gains related to a rebound in the stock market. Colorado lawmakers passed a $7 billion general fund budget for fiscal 2012. The budget includes a $250 million cut to K–12 education, a general fund reserve of 4%, $100 million in the state education fund, and a transfer of $71 million in severance tax funds.

(Data: U.S. Labor Department; Colorado Office of State Planning and Budgeting; Moody’s Investors Service.)

In Idaho, the economy has expanded and diversified in recent years, benefiting from population growth. General fund receipts for fiscal 2011 were $2.44 billion, which was 3.6% above budget. Lawmakers closed a $92 million gap for the $2.5 billion fiscal 2012 budget, through measures that included cuts to education and Medicaid and a general 2.2% reduction across certain state agencies.

The budget represented a 3% increase over fiscal 2011 without relying on any tax increases.

(Data: U.S. Labor Department; Idaho Division of Financial Management; Idaho State Controller’s website.)

New York’s general fund receipts for fiscal 2011 totaled $54.4 billion and were 3.6% higher than fiscal 2010. For the first time since 2006, legislators adopted a budget before the April 1 deadline; they signed off on a $132.5 billion budget that includes steep spending cuts (especially to education and healthcare).

(Data: U.S. Labor Department; New York State Division of the Budget; Moody’s Investors Service; New York State Comptroller.)

Conditions within municipal bond markets

Municipal bonds benefited from a generally favorable market backdrop during the first two months of the Funds’ fiscal year. Inflation remained under control and interest rates trended downward, boosting the performance of fixed income securities. Two additional factors, more technical in nature, had a positive effect on municipal securities: supply of municipal bonds remained constrained, and demand remained healthy.

Beginning in November 2010, however, a number of factors combined to weigh on the municipal bond market:
  Many investors worried that renewed federal economic stimulus efforts would increase the risk of inflation.

  Expectations grew that Republican congressional election victories would mean the end of the federal Build America Bonds program and a potential increase in the supply of traditional tax-exempt debt.

  Worries mounted about the fiscal condition of many state and local governments and their ability to repay their debt. Investor anxiety about state finances was exacerbated by a heavy dose of negative headlines from various media outlets, including articles in The Wall Street Journal, The New York Times, and a particularly troubling segment that aired on the television program 60 Minutes in mid-December 2010.
Amid these conditions, the municipal bond market experienced two abrupt selloffs during the fourth quarter of 2010, setting in motion a wave of negative sentiment that spilled into early 2011. Within a very short time, municipal bond mutual funds went from an environment of strong inflows to one of strong outflows.

After January 2011, however, the situation stabilized, and trends turned favorable for tax-exempt bond investors. Rates on municipal securities generally decreased throughout the rest of the fiscal year, following Treasury bond yields downward (though not to the same degree).

Across the yield curve, municipal bonds saw their prices rise and their yields decline. Overall, the municipal yield curve steepened modestly during the Funds’ fiscal year, meaning that the difference between short- and long-term municipal bond yields increased.

The strongest-performing parts of the yield curve were the middle maturities — bonds with maturities ranging from six to eight years. Very short investments did not gain as much ground, nor did bonds on the longer end of the maturity range.

With regard to credit quality, medium-grade securities, or A-rated bonds, were the market’s best performers. Bonds with the highest level of credit quality, namely those with AAA or AA credit ratings, were the second-strongest performing segment, while bonds rated BBB, the lowest tier of the investment grade bond universe, trailed all other investment grade bonds. Overall, this breakdown in performance reflected investors’ preference for bonds with less credit risk during what was largely an uncertain market climate.

A temporarily defensive approach

Going into 2011, we believed a heightened level of risk pervaded the market, and we took temporary steps to attempt to position the Funds’ portfolios more defensively; this meant sacrificing some income-generation potential, but it ultimately translated to an increase in credit quality within each Fund.

Because we expected the supply of municipal bonds to build in the wake of the expiration of the Build America Bonds program — especially for bonds with longer maturities — we modestly reduced each Fund’s exposure to longer-dated bonds, while trimming each Fund’s position in lower-rated issues. In both cases, we did not believe these types of securities would perform well in an environment of increased bond supply. (We should stress that these changes took place at the margins of each Fund’s portfolio and reflected only minor adjustments.)

Initially, these adjustments did not work as well as we had hoped, given that mid-January was the high point for interest rates during the Funds’ fiscal year. At that time, investors’ credit fears generally

Portfolio management review
Delaware Investments® state tax-free funds

started to subside, and rates began to move downward. This trend worked against the higher-quality, shorter-duration positioning we had recently moved toward.

Thus, in mid-March we decided that our conservative approach was not serving the Funds’ shareholders as well as we had anticipated. When it became clear that the bond market was recovering, we took steps that included, among other actions, reducing each Fund’s allocation to cash. In redeploying that cash, we followed our traditional credit-selection process and focused on the types of bonds we more routinely invest in — bonds that we believe offer very good potential value relative to their inherent risk. As a result, we gradually moved each Fund’s portfolio to a less defensive posture.

Notable holdings within the Funds

With a few exceptions, the best-performing individual bonds across the five Funds shared a number of characteristics. In general, bonds with short- to medium-term maturities tended to enjoy better performance throughout the Funds’ fiscal year. Also, bonds with lower credit ratings typically underperformed their higher-rated counterparts, amid an environment in which many investors reduced their exposure to bond issuers with weaker credit quality.

Another important performance factor was the timing of bond purchases. As we discussed, the high point for interest rates was mid-January 2011, when bond prices were relatively low. The bonds that we introduced into the Funds during this general period provided good returns, given that their prices rebounded when market conditions subsequently improved.

For example, Delaware Tax-Free Arizona Fund benefited from its holdings in Phoenix Civic Improvement Corporation water bonds. With a 2023 maturity date, these bonds were within the solid-performing portion of the yield curve. They also held high credit ratings of Aa2 from Moody’s and AAA from S&P. In addition, they were added to the Fund’s portfolio in mid-February 2011 when bond prices were still low, so we were able to obtain what we thought was good value for these securities. They later performed very well in the market recovery and we subsequently sold the securities. A second water bond issue from the Arizona Water Infrastructure Finance Authority also contributed strong returns, due partly to the security’s top credit rating of Aaa/AAA and 2021 maturity date.

In contrast, several bonds issued by U.S. territories were the weakest individual performers for Delaware Tax-Free Arizona Fund. (Bonds issued by U.S. territories are generally tax-exempt for residents of all 50 states.) The worst-performing bonds in absolute terms were utility bonds issued by the Puerto Rico Electric Power Authority, which declined about 14% during the fiscal year. We sold these bonds in February 2011 at what we viewed as a fair price, but in retrospect the result of this transaction was disappointing, because we were unable to capture their subsequent price appreciation in the rising market during the rest of the Fund’s fiscal year. Another lackluster security in Delaware Tax-Free Arizona Fund was from the U.S. Virgin Islands Public Finance Authority. With lower-investment-grade credit ratings of Baa1/BBB+, the bond was vulnerable in an environment of investor risk aversion. We exited the position during the Fund’s fiscal year as the bond became a less-than-ideal candidate for the portfolio.

The best-performing bonds in Delaware Tax-Free California Fund were issued by San Mateo Union High School District. These bonds were pre-refunded during the Fund’s fiscal year, immediately resulting in a significant price boost when they became backed by very high-quality, short-maturity debt. Other strong performers in the Fund’s portfolio included California Department of Water Resources bonds. These securities, with credit ratings of Aa3/AA- (by Moody’s and S&P, respectively) and a 2020 maturity date, were purchased in late December 2010 and later appreciated when investor sentiment rebounded. In contrast, several longer-dated California bond issues with 2036 maturity dates performed relatively poorly and shed about 6% of their value during the fiscal year. These disappointments included bonds issued by the California Educational Facilities Authority and California Municipal Finance Authority. We believe investor sentiment about the latter bonds was also hampered by their low-investment-grade credit rating.

The top-performing bonds in Delaware Tax-Free Colorado Fund were two education issues. The first came from the Douglas County School District, which gained close to 10% during the Fund’s fiscal year. These securities, which were rated Aa2 by Moody’s and nonrated by S&P, benefited from their 2022 maturity date, as they were positioned squarely in a favorably performing segment of the yield curve. The other significant education holding was issued by the Boulder, Larimer, and Weld Counties School District, which had a similar Aa2/nonrated credit profile by Moody’s and S&P, respectively, and a 2019 maturity date. Both factors contributed to the bonds’ 9% total return during the year. We sold the two aforementioned education issues during the course of the Fund’s fiscal year to make way for new opportunities in the Fund’s portfolio. Besides the negative impact of the ill-timed Puerto Rico bond sale mentioned earlier, the Fund was also hurt by the performance of University of Colorado Hospital Authority bonds. These securities were likewise sold at an inopportune moment in mid-February 2011 and thus were unable to share in the municipal bond market’s appreciation over the next half-year.

Within Delaware Tax-Free Idaho Fund, notable performers included a Boise City Airport revenue bond. This Aa3/nonrated (by Moody’s and S&P, respectively) bond carried a 2020 maturity date and was opportunistically purchased by the Fund in February 2011. It returned more than 10% during the Fund’s fiscal year. Another favorable performer was a University of Idaho revenue bond, which enjoyed solid credit quality and had an intermediate maturity. On the weaker side of the ledger, the Fund’s underperforming bonds included two Puerto Rico issues: public utility bonds issued by the Puerto Rico Electric Power Authority, and bonds backed by dedicated sales taxes.

Finally, strong performers within Delaware Tax-Free New York Fund included a bond issued by the New York State Dormitory Authority, which generated a 14% total return during the Fund’s fiscal year. With a 2021 maturity date, a solid credit rating of A (by Moody’s), and a well-timed introduction

Portfolio management review
Delaware Investments® state tax-free funds

to the Fund’s portfolio, all of these factors contributed to the bond’s solid performance. The story was similar for New York City Transitional Finance Authority bonds, whose Aa1/AAA credit rating (by Moody’s and S&P, respectively), 2025 maturity date, and mid-January 2011 acquisition all proved advantageous. On the negative side, Puerto Rico Electric Power Authority bonds were a disappointment. Other notable underperformers included New York City Industrial Development Agency bonds issued to help finance a new stadium for the New York Mets professional baseball franchise. These bonds, with maturities of 2046 and credit ratings of Baa1/BB+ (again by Moody’s and S&P, respectively), were, in our view, broadly undervalued by many investors during the Fund’s fiscal year. We sold the bonds as they became less-than-ideal candidates for the Fund’s positioning and overall composition.

Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance1,2	Average annual total returns through Aug. 31, 2011
	1 year	5 years	10 years
Class A (Est. April 1, 1991)
Excluding sales charge	+0.57%	+4.12%	+4.33%
Including sales charge	-3.92%	+3.17%	+3.86%
Class B (Est. March 10, 1995)
Excluding sales charge	-0.18%	+3.32%	+3.71%
Including sales charge	-4.03%	+3.06%	+3.71%
Class C (Est. May 26, 1994)
Excluding sales charge	-0.17%	+3.34%	+3.56%
Including sales charge	-1.13%	+3.34%	+3.56%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance summaries
Delaware Tax-Free Arizona Fund

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.59% of the Fund’s average daily net assets from Dec. 29, 2010, through Dec. 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.92%	1.67%	1.67%
(without fee waivers)
Net expenses	0.84%	1.59%	1.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
Average annual total returns from Aug. 31, 2001, through Aug. 31, 2011

For period beginning Aug. 31, 2001, through Aug. 31, 2011	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$16,208
Delaware Tax-Free Arizona Fund — Class A Shares	$9,550	$14,582

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2001, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 11.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2001. The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class B	DVABX	928928639
Class C	DVACX	928916501

Performance summaries
Delaware Tax-Free California Fund	August 31, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance1,2	Average annual total returns through Aug. 31, 2011
	1 year	5 years	10 years
Class A (Est. March 2, 1995)
Excluding sales charge	+0.83%	+3.93%	+4.70%
Including sales charge	-3.75%	+2.97%	+4.22%
Class B (Est. Aug. 23, 1995)
Excluding sales charge	+0.09%	+3.14%	+4.06%
Including sales charge	-3.77%	+2.88%	+4.06%
Class C (Est. April 9, 1996)
Excluding sales charge	-0.01%	+3.13%	+3.91%
Including sales charge	-0.97%	+3.13%	+3.91%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.57% of the Fund’s average daily net assets from Dec. 29, 2010, through Dec. 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.98%	1.73%	1.73%
(without fee waivers)
Net expenses	0.82%	1.57%	1.57%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance summaries
Delaware Tax-Free California Fund

Performance of a $10,000 investment1
Average annual total returns from Aug. 31, 2001, through Aug. 31, 2011

For period beginning Aug. 31, 2001, through Aug. 31, 2011	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$16,208
Delaware Tax-Free California Fund — Class A Shares	$9,550	$15,105

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2001, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 12 through 14.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2001. The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class B	DVTFX	928928811
Class C	DVFTX	928928795

Delaware Tax-Free Colorado Fund	August 31, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance1,2	Average annual total returns through Aug. 31, 2011
	1 year	5 years	10 years
Class A (Est. April 23, 1987)
Excluding sales charge	+0.71%	+4.00%	+4.29%
Including sales charge	-3.82%	+3.05%	+3.81%
Class B (Est. March 22, 1995)
Excluding sales charge	-0.04%	+3.23%	+3.67%
Including sales charge	-3.90%	+2.97%	+3.67%
Class C (Est. May 6, 1994)
Excluding sales charge	-0.03%	+3.22%	+3.53%
Including sales charge	-1.00%	+3.22%	+3.53%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 16. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance summaries
Delaware Tax-Free Colorado Fund

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.59% of the Fund’s average daily net assets from Dec. 29, 2010, through Dec. 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.95%	1.70%	1.70%
(without fee waivers)
Net expenses	0.84%	1.59%	1.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
Average annual total returns from Aug. 31, 2001, through Aug. 31, 2011

For period beginning Aug. 31, 2001, through Aug. 31, 2011	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$16,208
Delaware Tax-Free Colorado Fund — Class A Shares	$9,550	$14,521

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2001, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 16. Please note additional details on pages 15 through 17.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2001. The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class B	DVBTX	928928787
Class C	DVCTX	92907R101

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance1,2	Average annual total returns through Aug. 31, 2011
	1 year	5 years	10 years
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+0.56%	+4.42%	+4.54%
Including sales charge	-3.96%	+3.46%	+4.06%
Class B (Est. March 16, 1995)
Excluding sales charge	-0.19%	+3.65%	+3.90%
Including sales charge	-4.07%	+3.39%	+3.90%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	-0.20%	+3.64%	+3.76%
Including sales charge	-1.17%	+3.64%	+3.76%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 19. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.63% of the Fund’s average daily net assets from Dec. 29, 2010, through Dec. 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	0.96%	1.71%	1.71%
(without fee waivers)
Net expenses	0.88%	1.63%	1.63%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance summaries
Delaware Tax-Free Idaho Fund

Performance of a $10,000 investment1
Average annual total returns from Aug. 31, 2001, through Aug. 31, 2011

For period beginning Aug. 31, 2001, through Aug. 31, 2011	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$16,208
Delaware Tax-Free Idaho Fund — Class A Shares	$9,550	$14,874

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2001, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 19. Please note additional details on pages 18 through 20.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2001. The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class B	DVTIX	928928746
Class C	DVICX	928928803

Delaware Tax-Free New York Fund	August 31, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance1,2	Average annual total returns through Aug. 31, 2011
	1 year	5 years	10 years
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+0.63%	+4.56%	+4.80%
Including sales charge	-3.94%	+3.59%	+4.32%
Class B (Est. Nov. 14, 1994)
Excluding sales charge	-0.04%	+3.78%	+4.18%
Including sales charge	-3.92%	+3.52%	+4.18%
Class C (Est. April 26, 1995)
Excluding sales charge	-0.04%	+3.78%	+4.03%
Including sales charge	-1.01%	+3.78%	+4.03%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance summaries
Delaware Tax-Free New York Fund

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding certain fees and expenses) from exceeding 0.55% of the Fund’s average daily net assets from Dec. 29, 2010, through Dec. 29, 2011. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C
Total annual operating expenses	1.07%	1.82%	1.82%
(without fee waivers)
Net expenses	0.80%	1.55%	1.55%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1
Average annual total returns from Aug. 31, 2001, through Aug. 31, 2011

For period beginning Aug. 31, 2001, through Aug. 31, 2011	Starting value	Ending value
Barclays Capital Municipal Bond Index	$10,000	$16,208
Delaware Tax-Free New York Fund — Class A Shares	$9,550	$15,253

1 The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2001, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 23.

The chart also assumes $10,000 invested in the Barclays Capital Municipal Bond Index as of Aug. 31, 2001. The Barclays Capital Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class B	DVTNX	928928266
Class C	DVFNX	928928258

Disclosure of Fund expenses
For the six-month period from March 1, 2011 to August 31, 2011

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2011 to August 31, 2011.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware Tax-Free Arizona Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/11	8/31/11	Expense Ratio	3/1/11 to 8/31/11*
Actual Fund return
Class A	$1,000.00	$1,056.30	0.84%	$4.35
Class B	1,000.00	1,051.40	1.59%	8.22
Class C	1,000.00	1,052.20	1.59%	8.22
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class B	1,000.00	1,017.19	1.59%	8.08
Class C	1,000.00	1,017.19	1.59%	8.08

Delaware Tax-Free California Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/11	8/31/11	Expense Ratio	3/1/11 to 8/31/11*
Actual Fund return
Class A	$1,000.00	$1,074.50	0.82%	$4.29
Class B	1,000.00	1,069.30	1.57%	8.19
Class C	1,000.00	1,069.50	1.57%	8.19
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.07	0.82%	$4.18
Class B	1,000.00	1,017.29	1.57%	7.98
Class C	1,000.00	1,017.29	1.57%	7.98

Delaware Tax-Free Colorado Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/11	8/31/11	Expense Ratio	3/1/11 to 8/31/11*
Actual Fund return
Class A	$1,000.00	$1,059.80	0.84%	$4.36
Class B	1,000.00	1,055.80	1.59%	8.24
Class C	1,000.00	1,055.70	1.59%	8.24
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class B	1,000.00	1,017.19	1.59%	8.08
Class C	1,000.00	1,017.19	1.59%	8.08

Disclosure of Fund expenses

Delaware Tax-Free Idaho Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/11	8/31/11	Expense Ratio	3/1/11 to 8/31/11*
Actual Fund return
Class A	$1,000.00	$1,054.10	0.88%	$4.56
Class B	1,000.00	1,050.20	1.63%	8.42
Class C	1,000.00	1,050.20	1.63%	8.42
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class B	1,000.00	1,016.99	1.63%	8.29
Class C	1,000.00	1,016.99	1.63%	8.29

Delaware Tax-Free New York Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	3/1/11	8/31/11	Expense Ratio	3/1/11 to 8/31/11*
Actual Fund return
Class A	$1,000.00	$1,059.40	0.80%	$4.15
Class B	1,000.00	1,056.50	1.55%	8.03
Class C	1,000.00	1,056.50	1.55%	8.03
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.17	0.80%	$4.08
Class B	1,000.00	1,017.39	1.55%	7.88
Class C	1,000.00	1,017.39	1.55%	7.88

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Security type/sector allocations Delaware Tax-Free Arizona Fund	As of August 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security type/sector	Percentage of net assets
Municipal Bonds	98.42%
Corporate Revenue Bonds	8.50%
Education Revenue Bonds	12.08%
Electric Revenue Bonds	3.94%
Healthcare Revenue Bonds	16.63%
Lease Revenue Bonds	11.24%
Local General Obligation Bonds	5.96%
Pre-Refunded Bonds	3.16%
Special Tax Revenue Bonds	14.14%
State & Territory General Obligation Bonds	6.75%
Transportation Revenue Bonds	6.22%
Water & Sewer Revenue Bonds	9.80%
Total Value of Securities	98.42%
Receivables and Other Assets Net of Liabilities	1.58%
Total Net Assets	100.00%

Security type/sector allocations Delaware Tax-Free California Fund	As of August 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security type/sector	Percentage of net assets
Municipal Bonds	98.42%
Corporate Revenue Bonds	7.75%
Education Revenue Bonds	9.36%
Electric Revenue Bonds	7.75%
Healthcare Revenue Bonds	12.61%
Housing Revenue Bonds	5.81%
Lease Revenue Bonds	7.23%
Local General Obligation Bonds	8.83%
Pre-Refunded Bonds	3.90%
Resource Recovery Revenue Bond	1.24%
Special Tax Revenue Bonds	17.42%
State & Territory General Obligation Bonds	9.07%
Transportation Revenue Bonds	3.34%
Water & Sewer Revenue Bonds	4.11%
Short-Term Investment	0.71%
Total Value of Securities	99.13%
Receivables and Other Assets Net of Liabilities	0.87%
Total Net Assets	100.00%

Delaware Tax-Free Colorado Fund	As of August 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security type/sector	Percentage of net assets
Municipal Bonds	99.09%
Corporate Revenue Bond	1.16%
Education Revenue Bonds	8.58%
Electric Revenue Bonds	9.48%
Healthcare Revenue Bonds	24.84%
Housing Revenue Bonds	2.86%
Lease Revenue Bonds	2.27%
Local General Obligation Bonds	14.65%
Pre-Refunded Bonds	10.91%
Special Tax Revenue Bonds	10.76%
State & Territory General Obligation Bonds	7.87%
Transportation Revenue Bonds	5.11%
Water & Sewer Revenue Bonds	0.60%
Short-Term Investment	0.06%
Total Value of Securities	99.15%
Receivables and Other Assets Net of Liabilities	0.85%
Total Net Assets	100.00%

Security type/sector allocations Delaware Tax-Free Idaho Fund	As of August 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security type/sector	Percentage of net assets
Municipal Bonds	98.67%
Corporate Revenue Bonds	5.99%
Education Revenue Bonds	10.78%
Electric Revenue Bonds	5.08%
Healthcare Revenue Bonds	5.97%
Housing Revenue Bonds	4.11%
Lease Revenue Bonds	7.10%
Local General Obligation Bonds	21.56%
Pre-Refunded Bonds	5.05%
Special Tax Revenue Bonds	14.97%
State General Obligation Bonds	7.09%
Transportation Revenue Bonds	8.51%
Water & Sewer Revenue Bonds	2.46%
Short-Term Investments	2.03%
Total Value of Securities	100.70%
Liabilities Net of Receivables and Other Assets	(0.70%)
Total Net Assets	100.00%

Delaware Tax-Free New York Fund	As of August 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials.

Security type/sector	Percentage of net assets
Municipal Bonds	98.08%
Corporate Revenue Bonds	9.51%
Education Revenue Bonds	26.53%
Electric Revenue Bonds	3.69%
Healthcare Revenue Bonds	11.70%
Housing Revenue Bonds	1.42%
Lease Revenue Bonds	6.73%
Local General Obligation Bonds	5.71%
Pre-Refunded Bonds	2.80%
Special Tax Revenue Bonds	15.69%
State & Territory General Obligation Bonds	5.55%
Transportation Revenue Bonds	6.72%
Water & Sewer Revenue Bonds	2.03%
Total Value of Securities	98.08%
Receivables and Other Assets Net of Liabilities	1.92%
Total Net Assets	100.00%

Statements of net assets
Delaware Tax-Free Arizona Fund	August 31, 2011

	Principal amount	Value
Municipal Bonds – 98.42%
Corporate Revenue Bonds – 8.50%
Maricopa County Pollution Control (Palo Verde Project)
Series A 5.05% 5/1/29 (AMBAC)	$2,000,000	$2,005,700
•Series B 5.20% 6/1/43	1,500,000	1,551,015
• Navajo County Pollution Control Revenue
(Arizona Public Services-Cholla)
Series D 5.75% 6/1/34	1,500,000	1,713,600
Pima County Industrial Development Authority Pollution
Control Revenue (Tucson Electric Power San Juan)
5.75% 9/1/29	750,000	759,990
Series A 4.95% 10/1/20	1,450,000	1,443,548
Series A 5.25% 10/1/40	400,000	363,108
Puerto Rico Port Authority Revenue (American Airlines)
Series A 6.25% 6/1/26 (AMT)	1,115,000	918,715
		8,755,676
Education Revenue Bonds – 12.08%
Arizona Health Facilities Authority
Healthcare Education Revenue (Kirksville College)
5.125% 1/1/30	1,500,000	1,529,955
Arizona State University Certificates of Participation
(Research Infrastructure Project)
5.00% 9/1/30 (AMBAC)	2,000,000	2,034,780
Arizona State University Energy Management Revenue
(Arizona State University-Tempe Campus II Project)
4.50% 7/1/24	1,385,000	1,443,890
Arizona State University Series C 5.50% 7/1/25	330,000	373,728
Energy Management Services Conservation Revenue
(Arizona State University-Main Campus Project)
5.25% 7/1/17 (NATL-RE)	1,500,000	1,547,145
Glendale Industrial Development Authority Revenue
(Midwestern University) 5.125% 5/15/40	1,305,000	1,275,168
Pima County Industrial Development Authority Educational
Revenue (Tucson Country Day School Project)
5.00% 6/1/37	1,500,000	1,144,140
South Campus Group Student Housing Revenue
(Arizona State University-South Campus Project)
5.625% 9/1/35 (NATL-RE)	2,000,000	2,000,940

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation)
Series A 5.00% 7/15/27 (AMBAC)	$1,000,000	$1,006,140
University of Arizona Certificates of Participation
(University of Arizona Project)
Series A 5.125% 6/1/21 (AMBAC)	85,000	87,440
		12,443,326
Electric Revenue Bonds – 3.94%
Mesa Utilities System Revenue 5.00% 7/1/18
(NATL-RE) (FGIC)	2,150,000	2,544,160
Salt River Project Agricultural Improvement &
Power District Electric System Revenue
Series B 5.00% 1/1/31 (NATL-RE) (IBC)	1,460,000	1,515,830
		4,059,990
Healthcare Revenue Bonds – 16.63%
Arizona Health Facilities Authority Revenue
(Catholic Healthcare West) Series D 5.00% 7/1/28	1,500,000	1,510,530
Glendale Industrial Development Authority Hospital
Revenue (John C. Lincoln Health) 5.00% 12/1/42	2,205,000	1,851,913
Maricopa County Industrial Development Authority Health
Facilities Revenue (Catholic Healthcare West) Series A
5.25% 7/1/32	1,250,000	1,257,388
5.50% 7/1/26	1,000,000	1,020,390
6.00% 7/1/39	2,500,000	2,592,950
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,500,000	1,543,620
Scottsdale Industrial Development Authority Hospital
Revenue (Scottsdale Healthcare)
Series A 5.25% 9/1/30	1,250,000	1,254,700
University of Arizona Medical Center Hospital Revenue
6.00% 7/1/39	1,500,000	1,505,370
6.50% 7/1/39	2,500,000	2,589,575
Yavapai County Industrial Development Authority
Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	2,013,180
		17,139,616

Statements of net assets
Delaware Tax-Free Arizona Fund

	Principal amount	Value
Municipal Bonds (continued)
Lease Revenue Bonds – 11.24%
Arizona Game & Fish Department & Community
Beneficial Interest Certificates (Administration
Building Project) 5.00% 7/1/32	$1,000,000	$1,008,900
Arizona State Certificates of Participation Department
Administration Series A 5.25% 10/1/25 (AGM)	1,500,000	1,617,615
Marana Municipal Property Facilities Revenue
5.00% 7/1/28 (AMBAC)	575,000	586,621
Maricopa County Industrial Development Authority
Correctional Contract Revenue (Phoenix West Prison)
Series B 5.375% 7/1/22 (ACA)	1,000,000	1,001,490
Phoenix Industrial Development Authority Lease Revenue
(Capitol Mall II, LLC Project) 5.00% 9/15/28 (AMBAC)	2,000,000	2,005,180
Pima County Industrial Development Authority Lease
Revenue Metro Police Facility (Nevada Project) Series A
5.25% 7/1/31	1,500,000	1,520,070
5.375% 7/1/39	1,500,000	1,524,315
Pinal County Certificates of Participation 5.00% 12/1/29	1,300,000	1,307,254
University of Arizona Certificates of Participation
(University of Arizona Project) Series B 5.00%
6/1/31 (AMBAC)	1,000,000	1,012,200
		11,583,645
Local General Obligation Bonds – 5.96%
Coconino & Yavapai Counties Joint Unified School
District #9 (Sedona Oak Creek Project of 2007)
Series A 4.50% 7/1/18 (AGM)	1,000,000	1,146,180
Series B 5.375% 7/1/28	1,350,000	1,471,324
DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)	1,000,000	1,009,540
• Gila County Unified School District #10
(Payson School Improvement Project of 2006) Series A
5.25% 7/1/27 (AMBAC)	1,000,000	1,057,210
Phoenix Unrefunded Balance (Various Purpose)
5.00% 7/1/27	1,415,000	1,460,931
		6,145,185
§Pre-Refunded Bonds – 3.16%
Phoenix Variable Purpose Series B 5.00% 7/1/27-12	1,020,000	1,060,698
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series K 5.00% 7/1/35-15	750,000	880,328

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities) Series I
5.25% 7/1/33-14	$5,000	$5,656
Southern Arizona Capital Facilities Finance Revenue
(University of Arizona Project)
5.10% 9/1/33-12 (NATL-RE)	1,250,000	1,310,999
		3,257,681
Special Tax Revenue Bonds – 14.14%
Arizona Tourism & Sports Authority Tax Revenue
(Multipurpose Stadium Facilities) Series A
5.00% 7/1/28 (NATL-RE)	1,345,000	1,268,860
Arizona Transportation Board
(Maricopa County Regional Area Road)
5.00% 7/1/25	1,000,000	1,119,390
Arizona Transportation Board Series A 5.00% 7/1/29	1,115,000	1,202,806
Flagstaff Aspen Place Sawmill Improvement District
Revenue 5.00% 1/1/32	875,000	875,333
Gilbert Public Facilities Municipal Property Revenue
5.00% 7/1/25	1,250,000	1,348,550
Marana Tangerine Farm Road Improvement District
Revenue 4.60% 1/1/26	872,000	882,577
Mesa Street & Highway Revenue 5.00% 7/1/20 (AGM)	1,000,000	1,149,540
Phoenix Civic Improvement Excise Tax Revenue
(Solid Waste Improvements)
Series A 5.00% 7/1/19 (NATL-RE)	1,000,000	1,098,770
Phoenix Civic Improvement Transition Excise Tax
Revenue (Light Rail Project)
5.00% 7/1/20 (AMBAC)	1,570,000	1,709,038
Puerto Rico Commonwealth Infrastructure Financing
Authority Special Tax Revenue Series C
5.50% 7/1/25 (AMBAC)	455,000	480,052
Puerto Rico Sales Tax Financing Corporation Revenue
First Subordinate Series A
5.00% 8/1/26	1,100,000	1,150,303
5.375% 8/1/39	850,000	857,404
5.75% 8/1/37	580,000	601,031
Ω(Convertible Capital Appreciation) 6.75% 8/1/32	960,000	826,973
		14,570,627

Statements of net assets
Delaware Tax-Free Arizona Fund

	Principal amount	Value
Municipal Bonds (continued)
State & Territory General Obligation Bonds – 6.75%
Guam Government Series A 7.00% 11/15/39	$1,250,000	$1,290,625
Puerto Rico Commonwealth Public Improvement Series A
5.50% 7/1/19	765,000	847,712
5.50% 7/1/19 (NATL-RE) (IBC)	1,000,000	1,108,120
5.75% 7/1/41	2,000,000	1,975,920
Series E 5.375% 7/1/30	600,000	590,190
Un-Refunded Balance Series A 5.125% 7/1/31	1,210,000	1,142,288
		6,954,855
Transportation Revenue Bonds – 6.22%
Arizona State Transportation Board Highway Revenue
Subordinated Series A 5.00% 7/1/23	1,000,000	1,088,130
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	1,250,000	1,306,050
(Senior Lien) Series B
5.25% 7/1/27 (NATL-RE) (FGIC)	1,000,000	1,005,350
5.25% 7/1/32 (NATL-RE) (FGIC)	3,000,000	3,007,050
		6,406,580
Water & Sewer Revenue Bonds – 9.80%
Arizona Water Infrastructure Finance Authority
(Water Quality) Series A 5.00% 10/1/21	1,000,000	1,135,960
Guam Government Waterworks Authority 5.625% 7/1/40	700,000	645,736
Phoenix Civic Improvement Wastewater Corporation
Systems Revenue (Junior Lien)
5.00% 7/1/19 (NATL-RE)	1,750,000	2,009,595
5.00% 7/1/24 (NATL-RE) (FGIC)	1,000,000	1,001,360
5.00% 7/1/26 (NATL-RE) (FGIC)	3,750,000	3,839,437
Scottsdale Water & Sewer Revenue 5.25% 7/1/22	1,150,000	1,462,881
		10,094,969
Total Municipal Bonds (cost $98,074,040)		101,412,150

Total Value of Securities – 98.42%
(cost $98,074,040)		101,412,150
Receivables and Other Assets
Net of Liabilities – 1.58%		1,633,217
Net Assets Applicable to 9,088,851
Shares Outstanding – 100.00%		$103,045,367

Net Asset Value – Delaware Tax-Free Arizona Fund
Class A ($95,487,493 / 8,423,763 Shares)	$11.34
Net Asset Value – Delaware Tax-Free Arizona Fund
Class B ($757,221 / 66,749 Shares)	$11.34
Net Asset Value – Delaware Tax-Free Arizona Fund
Class C ($6,800,653 / 598,339 Shares)	$11.37

Components of Net Assets at August 31, 2011:
Shares of beneficial interest (unlimited authorization – no par)	$99,887,380
Undistributed net investment income	25,309
Accumulated net realized loss on investments	(205,432)
Net unrealized appreciation of investments	3,338,110
Total net assets	$103,045,367

•	Variable rate security. The rate shown is the rate as of August 31, 2011. Interest rates reset periodically.
§
Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by Financial Guaranty Insurance Company
IBC — Insured Bond Certificate
NATL-RE — Insured by National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Arizona Fund
Net asset value Class A (A)	$11.34
Sales charge (4.50% of offering price) (B)	0.53
Offering price	$11.87

Statements of net assets
Delaware Tax-Free Arizona Fund

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Delaware Tax-Free California Fund	August 31, 2011

	Principal amount	Value
Municipal Bonds – 98.42%
Corporate Revenue Bonds – 7.75%
• California Pollution Control Financing Authority
Environmental Improvement Revenue
(BP West Coast Products, LLC) 2.60% 12/1/46	$500,000	$510,610
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	1,096,930
Golden State Tobacco Securitization Corporate
Settlement Revenue
5.00% 6/1/45 (AMBAC)	950,000	839,173
(Asset-Backed Senior Notes) Series A-1
5.125% 6/1/47	1,000,000	645,280
5.75% 6/1/47	1,500,000	1,062,840
M-S-R Energy Authority Gas Revenue
Series A 6.50% 11/1/39	1,000,000	1,061,890
Series C 6.50% 11/1/39	500,000	530,945
Puerto Rico Ports Authority Special Facilities Revenue
(American Airlines) Series A 6.30% 6/1/23 (AMT)	825,000	702,529
		6,450,197
Education Revenue Bonds – 9.36%
California Educational Facilities Authority Revenue
(Woodbury University) 5.00% 1/1/36	1,000,000	824,130
California Municipal Finance Authority Educational Revenue
(American Heritage Education Foundation Project)
Series A 5.25% 6/1/36	1,000,000	811,430
California State Public Works Board Lease Revenue
(Regents University) Series A 5.00% 3/1/24	800,000	856,496
California Statewide Communities Development Authority
Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	800,000	807,520
California Statewide Communities Development
Authority Revenue
(California Baptist University Project)
Series A 5.50% 11/1/38	1,000,000	848,490
(Viewpoint School Project) 5.75% 10/1/33 (ACA)	1,000,000	968,379
California Statewide Communities Development Authority
School Facility Revenue (Aspire Public Schools Project)
6.00% 7/1/40	1,000,000	955,140
California Statewide Communities Development Authority
Student Housing Revenue (East Campus Apartments, LLC)
Series A 5.625% 8/1/34 (ACA)	785,000	747,610

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
San Diego County Certificates of Participation
(University of San Diego) 5.375% 10/1/41	$1,000,000	$967,680
		7,786,875
Electric Revenue Bonds – 7.75%
Anaheim Public Financing Authority Electric System District
Facilities Series A 5.00% 10/1/25	800,000	879,992
Chino Basin Regional Financing Authority Revenue
Series A 5.00% 11/1/24 (AMBAC)	845,000	894,754
Imperial Irrigation District Electric System Revenue
Series A 5.25% 11/1/24	500,000	561,205
Series B 5.00% 11/1/36	250,000	255,610
Puerto Rico Electric Power Authority Revenue
Series ZZ 5.00% 7/1/17	925,000	1,017,574
Southern California Public Power Authority Revenue
(Transmission Project) Series A 5.00% 7/1/22	1,000,000	1,127,970
Turlock Irrigation District Revenue Series A 5.00% 1/1/30	830,000	860,569
Vernon Electric System Revenue Series A 5.125% 8/1/21	850,000	850,238
		6,447,912
Healthcare Revenue Bonds – 12.61%
Association Bay Area Governments Finance Authority for
California Nonprofit Corporations
(Sharp Health Care) Series B 6.25% 8/1/39	1,000,000	1,062,710
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	855,000	906,377
Series E 5.625% 7/1/25	1,000,000	1,066,710
Series G 5.25% 7/1/23	1,000,000	1,030,410
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,030,400
(Stanford Hospital) Series A-2 5.25% 11/15/40	600,000	610,866
(The Episcopal Home) Series A 5.30% 2/1/32 (RADIAN)	475,000	474,801
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)
Series A 5.00% 4/1/19	1,000,000	1,163,449
Series B 5.25% 3/1/45	1,000,000	976,880
(Southern California Senior Living) 7.25% 11/15/41	500,000	537,290
(Valleycare Health Systems) Series A 5.125% 7/15/31	1,000,000	858,680
San Buenaventura Community Memorial Health Systems
7.50% 12/1/41	785,000	779,293
		10,497,866

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds – 5.81%
California Municipal Finance Authority Mobile Home Park
Revenue (Caritas Projects) Series A 6.40% 8/15/45	$995,000	$975,787
California Statewide Communities Development Multifamily
Housing Authority Revenue
(Citrus Gardens Apartments) Series D-1 5.375% 7/1/32	1,000,000	842,380
•(Silver Ridge Apartments)
Series H 5.80% 8/1/33 (FNMA) (AMT)	1,000,000	1,021,120
Palm Springs Mobile Home Park Revenue
(Sahara Mobile Home Park) Series A 5.75% 5/15/37	1,000,000	998,570
Santa Clara County Multifamily Housing Authority Revenue
(Rivertown Apartments Project)
Series A 5.85% 8/1/31 (AMT)	1,000,000	995,520
		4,833,377
Lease Revenue Bonds – 7.23%
California State Public Works Board Lease Revenue
(General Services) Series A 6.25% 4/1/34	1,000,000	1,073,150
Elsinore Valley Municipal Water District Certificates of
Participation Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,103,520
Franklin-McKinley School District Certificates of
Participation (Financing Project)
Series B 5.00% 9/1/27 (AMBAC)	1,060,000	1,024,872
• Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series M-2 5.50% 7/1/35 (AMBAC)	700,000	754,488
San Diego Public Facilities Financing Authority Lease
Revenue (Master Project) Series A 5.25% 3/1/40	1,000,000	975,470
San Mateo Joint Powers Financing Authority Lease
Revenue (Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,085,550
		6,017,050
Local General Obligation Bonds – 8.83%
^ Anaheim School District Election 2002
4.58% 8/1/25 (NATL-RE)	1,000,000	423,740
Bonita Unified School District Election 2008
Series B 5.25% 8/1/28	800,000	864,496
Central Unified School District Election 2008
Series A 5.625% 8/1/33 (ASSURED GTY)	1,000,000	1,071,100
Cupertino Union School District Revenue
Series A 5.00% 8/1/26	820,000	938,925

Statements of net assets
Delaware Tax-Free California Fund

		Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
	Fairfield-Suisun Unified School District Election 2002
	5.50% 8/1/28 (NATL-RE)	$500,000	$531,755
	Grossmont Union High School District Election 2004
	5.00% 8/1/23 (NATL-RE)	500,000	532,550
	Pittsburg Unified School District Financing Authority Revenue
	(Pittsburg Unified School District Building Program)
	5.50% 9/1/46 (AGM)	800,000	819,344
	Santa Barbara Community College District Election 2008
	Series A 5.25% 8/1/33	1,000,000	1,061,500
	Sierra Joint Community College Improvement District #2
	(Western Nevada) Series A 5.25% 8/1/21 (BHAC) (FGIC)	1,000,000	1,102,990
			7,346,400
§Pre-Refunded Bonds – 3.90%
	California Department of Water Resources
	(Central Valley Project) Series X
	5.00% 12/1/29-12 (NATL-RE) (FGIC)	5,000	5,299
	Prerefunded 2010 (Water System)
	5.00% 12/1/29-12 (NATL-RE) (FGIC)	255,000	270,101
	Commerce Joint Powers Financing Authority Revenue
	(Redevelopment Projects) Series A
	5.00% 8/1/28-13 (RADIAN)	60,000	65,339
	Golden State Tobacco Securitization
	Corporation Settlement Revenue
	(Asset-Backed Senior Notes) Series B
	5.50% 6/1/43-13 (RADIAN)	1,000,000	1,089,540
	5.625% 6/1/33-13	1,000,000	1,091,721
	Port Oakland Revenue Series L 5.375% 11/1/27-12
	(NATL-RE) (FGIC) (AMT)	110,000	116,272
Ω	San Mateo Union High School District Certificates of
	Participation Convertible Capital Appreciation
	(Phase I Projects) Series B 5.00% 12/15/43-24 (AMBAC)	800,000	608,880
			3,247,152
Resource Recovery Revenue Bond – 1.24%
	South Bayside Waste Management Authority Revenue
	(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,033,320
			1,033,320

	Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds – 17.42%
California State Economic Recovery Refunding
Series A 5.25% 7/1/21	$1,000,000	$1,176,990
Commerce Joint Powers Financing Authority Revenue
(Redevelopment Projects) Un-Refunded Balance
Series A 5.00% 8/1/28 (RADIAN)	940,000	833,601
Fremont Community Facilities District #1
(Special Tax Pacific Commons) 5.375% 9/1/36	1,000,000	859,700
Glendale Redevelopment Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project) 5.50% 12/1/24	1,000,000	1,018,960
Lammersville School District Community Facilities
District #2002 (Mountain House) 5.125% 9/1/35	500,000	422,355
Lancaster Redevelopment Agency Tax Allocation Revenue
(Combined Redevelopment Project Areas) 6.875% 8/1/39	500,000	507,230
@ Modesto Special Tax Community Facilities
District #04-1 (Village 2) 5.15% 9/1/36	1,000,000	794,890
Poway Redevelopment Agency Tax Allocation Revenue
5.75% 6/15/33 (NATL-RE)	270,000	263,750
Poway Unified School District Community Facilities District #1
Special Tax Refunding 5.00% 10/1/17 (AGM)	1,000,000	1,163,730
Puerto Rico Sales Tax Financing Corporation Revenue
First Subordinate Series A
5.25% 8/1/27	1,000,000	1,051,830
Ω(Convertible Capital Appreciation) 6.75% 8/1/32	660,000	568,544
Rancho Santa Fe Community Services District Financing
Authority Revenue Superior Lien Series A 5.75% 9/1/30	800,000	811,544
Riverside County Redevelopment Agency Tax Allocation
Housing Series A 6.00% 10/1/39	1,000,000	1,002,020
Roseville Westpark Special Tax Public Community Facilities
District #1 5.25% 9/1/37	500,000	419,885
San Bernardino County Special Tax Community Facilities
District #2002-1 5.90% 9/1/33	2,000,000	1,942,479
San Diego Redevelopment Agency Tax Allocation Revenue
(Naval Training Center) Series A 5.75% 9/1/40	1,000,000	963,180
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note)
Series A 5.00% 10/1/29	715,000	694,665
		14,495,353

Statements of net assets
Delaware Tax-Free California Fund

	Principal amount	Value
Municipal Bonds (continued)
State & Territory General Obligation Bonds – 9.07%
California State 5.25% 11/1/40	$1,000,000	$1,017,030
California State Various Purposes
5.00% 12/1/22	800,000	880,944
5.25% 3/1/30	1,000,000	1,050,690
6.00% 3/1/33	1,000,000	1,130,230
6.00% 4/1/38	515,000	562,246
Guam Government Series A 6.75% 11/15/29	1,000,000	1,031,210
Puerto Rico Commonwealth Public Improvement Series A
5.25% 7/1/15	1,000,000	1,087,290
5.75% 7/1/41	800,000	790,368
		7,550,008
Transportation Revenue Bonds – 3.34%
Bay Area Toll Authority Toll Bridge Revenue
(San Francisco Bay Area) Series F-1 5.25% 4/1/27	800,000	881,040
Port Oakland Revenue Series L 5.375% 11/1/27
(NATL-RE) (FGIC) (AMT)	890,000	894,575
San Diego Redevelopment Agency (Centre City
Redevelopment Project) Series A 6.40% 9/1/25	1,000,000	1,000,240
		2,775,855
Water & Sewer Revenue Bonds – 4.11%
California State Department of Water Resources
Systems Revenue (Central Valley Project)
Series AG 5.00% 12/1/28	815,000	900,363
Un-Refunded 5.00% 12/1/29 (NATL-RE) (FGIC)	740,000	769,755
San Francisco City & County Public Utilities Commission
Water Revenue Series B 5.00% 11/1/26	1,600,000	1,753,057
		3,423,175
Total Municipal Bonds (cost $80,490,954)		81,904,540

	Number of shares
Short-Term Investment – 0.71%
Money Market Instrument – 0.71%
Federated California Municipal Cash Trust	587,764	587,764
Total Short-Term Investment (cost $587,764)		587,764

Total Value of Securities – 99.13%
(cost $81,078,718)	$82,492,304
Receivables and Other Assets
Net of Liabilities – 0.87%	724,293
Net Assets Applicable to 7,450,100
Shares Outstanding – 100.00%	$83,216,597

Net Asset Value – Delaware Tax-Free California Fund
Class A ($67,046,961 / 6,004,665 Shares)	$11.17
Net Asset Value – Delaware Tax-Free California Fund
Class B ($1,306,558 / 116,533 Shares)	$11.21
Net Asset Value – Delaware Tax-Free California Fund
Class C ($14,863,078 / 1,328,902 Shares)	$11.18

Components of Net Assets at August 31, 2011:
Shares of beneficial interest (unlimited authorization – no par)	$82,997,477
Undistributed net investment income	18,763
Accumulated net realized loss on investments	(1,213,229)
Net unrealized appreciation of investments	1,413,586
Total net assets	$83,216,597

•	Variable rate security. The rate shown is the rate as of August 31, 2011. Interest rates reset periodically.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
@	Illiquid security. At August 31, 2011, the aggregate amount of illiquid securities was $794,890, which represented 0.96% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

Statements of net assets
Delaware Tax-Free California Fund

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by Assured Guaranty Corporation
BHAC — Insured by Berkshire Hathaway Assurance Company
FGIC — Insured by Financial Guaranty Insurance Company
FNMA — Federal National Mortgage Association collateral
NATL-RE — Insured by National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free California Fund
Net asset value Class A (A)	$11.17
Sales charge (4.50% of offering price) (B)	0.53
Offering price	$11.70

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Delaware Tax-Free Colorado Fund	August 31, 2011

	Principal amount	Value
Municipal Bonds – 99.09%
Corporate Revenue Bond – 1.16%
Public Authority Energy Natural Gas Revenue
Series 2008 6.50% 11/15/38	$2,500,000	$2,670,075
		2,670,075
Education Revenue Bonds – 8.58%
Boulder County Development Revenue
(University Corporation for Atmospheric Research)
5.00% 9/1/33 (NATL-RE)	1,000,000	1,003,820
5.00% 9/1/35 (AMBAC)	1,000,000	1,008,040
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School Project) 5.50% 5/1/36 (SGI)	2,280,000	2,258,545
(Johnson & Wales University Project)
Series A 5.00% 4/1/28 (SGI)	1,000,000	948,100
(Liberty Common Charter School Project)
5.125% 12/1/33 (SGI)	2,740,000	2,625,769
(Montessori Districts Charter School Projects)
6.125% 7/15/32	5,590,000	5,445,163
(Pinnacle Charter School Project) 5.00% 6/1/33 (SGI)	2,170,000	2,046,288
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (SGI)	1,960,000	1,886,030
Colorado School Mines Auxiliary Facilities
5.00% 12/1/37 (AMBAC)	425,000	426,012
University of Colorado Enterprise System Revenue
Series A 5.00% 6/1/30 (AMBAC)	2,000,000	2,090,460
		19,738,227
Electric Revenue Bonds – 9.48%
Colorado Springs Utilities System Improvement Revenue
Series C 5.50% 11/15/48	3,250,000	3,497,358
Colorado Springs Utilities Un-Refunded Balance
Revenue (Senior Lien)
Series A 5.00% 11/15/29	3,895,000	3,920,278
Platte River Power Authority Revenue Series HH
5.00% 6/1/27	2,795,000	3,082,270
5.00% 6/1/29	2,355,000	2,562,005
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	2,400,000	2,395,776
Series ZZ 5.00% 7/1/17	2,500,000	2,750,200
Series ZZ 5.25% 7/1/26	3,500,000	3,590,510
		21,798,397

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds – 24.84%
Aurora Hospital Revenue
(Children’s Hospital Association Project)
Series A 5.00% 12/1/40	$400,000	$392,136
Series D 5.00% 12/1/23 (AGM)	2,775,000	2,989,952
Colorado Health Facilities Authority Revenue
•(Adventist Health) 5.125% 11/15/24	1,375,000	1,457,569
(Catholic Health Initiatives)
Series A 4.75% 9/1/40	1,000,000	963,420
Series A 5.00% 7/1/39	1,540,000	1,537,598
Series C-1 5.10% 10/1/41 (AGM)	2,000,000	2,020,660
Series D 6.25% 10/1/33	2,000,000	2,192,420
(Christian Living Communities Project)
Series A 5.75% 1/1/37	1,500,000	1,318,965
(Covenant Retirement Communities)
Series A 5.50% 12/1/33 (RADIAN)	5,000,000	4,546,449
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	1,826,140
Series A 5.25% 6/1/34	2,750,000	2,626,800
Series A 6.125% 6/1/38	5,250,000	5,278,979
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	1,007,820
(Sisters Leavenworth) Series B 5.25% 1/1/25	2,500,000	2,701,075
(Total Long-Term Care) Series A
6.00% 11/15/30	2,365,000	2,425,260
6.25% 11/15/40	750,000	760,913
(Vail Valley Medical Center Project) 5.80% 1/15/27	3,475,000	3,481,881
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	990,220
Colorado Springs Hospital Revenue 6.25% 12/15/33	2,500,000	2,686,900
Delta County Memorial Hospital District Enterprise
Revenue 5.35% 9/1/17	4,000,000	4,062,120
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,332,200
Series A 4.75% 12/1/36	1,500,000	1,230,720
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority
Auxilio Mutuo Series A 6.00% 7/1/33	3,000,000	3,087,240
University of Colorado Hospital Authority Revenue Series A
5.00% 11/15/37	2,690,000	2,598,352
6.00% 11/15/29	2,460,000	2,610,109
		57,125,898

	Principal amount	Value
Municipal Bonds (continued)
Housing Revenue Bonds – 2.86%
Colorado Housing & Finance Authority
(Multifamily Housing Insured Mortgage)
Series C3 6.15% 10/1/41	$1,590,000	$1,591,447
(Single Family Mortgage) Series A 5.50% 11/1/29
(FHA) (VA) (HUD)	1,270,000	1,313,040
(Single Family Program) Series AA
4.50% 5/1/23 (FHLMC)	730,000	766,763
4.50% 11/1/23 (FHLMC)	750,000	787,770
Puerto Rico Housing Finance Authority Subordinate
(Capital Fund Modernization) 5.125% 12/1/27	2,040,000	2,115,439
		6,574,459
Lease Revenue Bonds – 2.27%
Aurora Certificates of Participation Refunding
Series A 5.00% 12/1/30	2,370,000	2,505,137
• Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series M-2 5.50% 7/1/35 (AMBAC)	1,000,000	1,077,840
Regional Transportation District Certificates of
Participation Series A 5.375% 6/1/31	1,540,000	1,629,613
		5,212,590
Local General Obligation Bonds – 14.65%
Adams & Arapahoe Counties Joint School
District #28J (Aurora) 6.00% 12/1/28	2,500,000	2,901,325
Arapahoe County Water & Wastewater Public
Improvement District
Series A 5.125% 12/1/32 (NATL-RE)	2,555,000	2,575,414
Denver City & County
(Better Denver & Zoo) Series A 5.00% 8/1/25	3,215,000	3,685,291
(Justice System Facilities & Zoo) 5.00% 8/1/19	1,020,000	1,159,546
Denver City & County School District #1
Series A 5.00% 12/1/29	960,000	1,049,798
Denver West Metropolitan District
5.00% 12/1/33 (RADIAN)	1,400,000	1,269,002
Douglas County School District #1
(Douglas & Elbert Counties)
5.00% 12/15/22	1,175,000	1,418,542
Series B 5.00% 12/15/24	2,355,000	2,584,636
Garfield County School District #2 5.00% 12/1/25 (AGM)	2,280,000	2,483,330

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Grand County School District #2 (East Grand)
5.25% 12/1/25 (AGM)	$2,485,000	$2,754,598
Gunnison Watershed School District #1J
Series 2009 5.25% 12/1/33	1,400,000	1,530,760
Jefferson County School District #R-001 5.25% 12/15/24	2,500,000	3,068,800
La Plata County School District #9-R (Durango)
5.125% 11/1/24 (NATL-RE)	1,000,000	1,073,970
@ North Range Metropolitan
District #1 4.50% 12/15/31 (ACA)	1,500,000	997,320
District #2 5.50% 12/15/37	1,200,000	999,828
Rangely Hospital District 6.00% 11/1/26	2,250,000	2,395,913
Sand Creek Metropolitan District Refunding &
Improvement 5.00% 12/1/31 (SGI)	500,000	462,185
Weld County School District #4 5.00% 12/1/19 (AGM)	1,085,000	1,278,456
		33,688,714
§Pre-Refunded Bonds – 10.91%
Colorado Educational & Cultural Facilities
Authority Revenue
(Arapahoe County Littleton Academy Charter School
Project) 6.125% 1/15/31-12	2,000,000	2,043,800
(Stargate Charter School Project) 6.125% 5/1/33-13	2,000,000	2,189,000
Colorado Health Facilities Authority Revenue
(Adventist Health) 5.125% 11/15/24-16	75,000	91,625
(Catholic Health Initiatives) Series A 5.50% 3/1/32-12	5,000,000	5,131,450
Douglas County School District #1
(Douglas & Elbert Counties)
Series B 5.125% 12/15/25-12 (AGM)	2,000,000	2,123,420
El Paso County Certificates of Participation
(Detention Facilities Project)
Series B 5.00% 12/1/27-12 (AMBAC)	1,500,000	1,588,440
El Paso County School District #2 (Harrison)
5.00% 12/1/27-12 (NATL-RE)	2,115,000	2,241,075
Fremont County School District #1 (Canon City)
5.00% 12/1/24-13 (NATL-RE)	1,735,000	1,916,134
Garfield County School District #2 5.00% 12/1/25-12 (AGM)	1,000,000	1,058,960
Garfield Pitkin & Eagle County School District #Re-1
(Roaring Fork County)
Series A 5.00% 12/15/27-14 (AGM)	1,500,000	1,722,030

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
North Range Metropolitan District #1
7.25% 12/15/31-11	$3,380,000	$3,474,268
Puerto Rico Commonwealth Series A 5.25% 7/1/30-16	1,235,000	1,497,981
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.25% 7/1/33-14	25,000	28,280
		25,106,463
Special Tax Revenue Bonds – 10.76%
Aspen Sales Tax Revenue (Parks & Open Spaces)
Series B 5.25% 11/1/23 (AGM)	2,040,000	2,228,231
@ Baptist Road Rural Transportation Authority Sales &
Use Tax Revenue 5.00% 12/1/26	2,000,000	1,338,020
Denver City & County Justice System Facilities
5.00% 8/1/21	1,500,000	1,749,930
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/35 (SGI)	3,495,000	2,991,545
Denver International Business Center
Metropolitan District #1
5.00% 12/1/30	350,000	333,946
5.375% 12/1/35	1,750,000	1,692,320
Park Meadows Business Improvement District Shared
Sales Tax Revenue
5.30% 12/1/27	950,000	860,425
5.35% 12/1/31	720,000	634,781
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series K 5.00% 7/1/30	4,700,000	4,418,281
Puerto Rico Sales Tax Financing Corporation Revenue
First Subordinate
Ω(Convertible Capital Appreciation) Series A 6.75% 8/1/32	1,345,000	1,158,623
Series A 5.25% 8/1/27	1,100,000	1,157,013
Series A 5.75% 8/1/37	2,620,000	2,715,001
Series C 5.50% 8/1/40	1,000,000	1,016,500
Regional Transportation District Sales Tax Revenue
Refunding Series A 5.25% 11/1/18	2,000,000	2,461,640
		24,756,256

Statements of net assets
Delaware Tax-Free Colorado Fund

	Principal amount	Value
Municipal Bonds (continued)
State & Territory General Obligation Bonds – 7.87%
Guam Government Series A 7.00% 11/15/39	$2,500,000	$2,581,250
Puerto Rico Commonwealth Series A 5.50% 7/1/15	1,000,000	1,096,310
Puerto Rico Commonwealth Government Development
Bank Senior Notes
Series B 5.00% 12/1/15	1,000,000	1,083,650
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/15	1,650,000	1,794,029
Series A 5.25% 7/1/21	4,000,000	4,056,559
Series A 5.50% 7/1/19 (NATL-RE) (IBC)	2,220,000	2,460,026
Series A 5.75% 7/1/41	3,850,000	3,803,646
Series E 5.375% 7/1/30	1,250,000	1,229,563
		18,105,033
Transportation Revenue Bonds – 5.11%
Denver City & County Airport Revenue
Series A 5.00% 11/15/25 (NATL-RE) (FGIC)	2,000,000	2,109,860
Series A 5.25% 11/15/36	2,500,000	2,629,925
Series B 5.00% 11/15/33 (SGI)	2,000,000	2,015,420
E-470 Public Highway Authority
5.375% 9/1/26	2,000,000	1,938,960
Series C 5.25% 9/1/25	690,000	668,079
Regional Transportation District Revenue
(Denver Transit Partners) 6.00% 1/15/41	2,400,000	2,401,440
		11,763,684
Water & Sewer Revenue Bonds – 0.60%
Eagle River Water & Sanitation District Enterprise
Revenue 5.00% 12/1/29 (ASSURED GTY)	250,000	274,123
Pueblo Board of Waterworks Revenue 5.00% 11/1/21 (AGM)	1,000,000	1,105,610
		1,379,733
Total Municipal Bonds (cost $222,540,990)		227,919,529

	Principal amount	Value
Short-Term Investment – 0.06%
Money Market Mutual Fund – 0.06%
Dreyfus Cash Management Fund	$133,198	$133,198
Total Short-Term Investment (cost $133,198)		133,198

Total Value of Securities – 99.15%
(cost $222,674,188)		228,052,727
Receivables and Other Assets
Net of Liabilities – 0.85%		1,960,016
Net Assets Applicable to 21,129,102
Shares Outstanding – 100.00%		$230,012,743

Net Asset Value – Delaware Tax-Free Colorado Fund
Class A ($216,151,180 / 19,858,886 Shares)		$10.88
Net Asset Value – Delaware Tax-Free Colorado Fund
Class B ($609,260 / 55,924 Shares)		$10.89
Net Asset Value – Delaware Tax-Free Colorado Fund
Class C ($13,252,303 / 1,214,292 Shares)		$10.91

Components of Net Assets at August 31, 2011:
Shares of beneficial interest (unlimited authorization – no par)		$228,353,972
Undistributed net investment income		352,563
Accumulated net realized loss on investments		(4,072,331)
Net unrealized appreciation of investments		5,378,539
Total net assets		$230,012,743

•	Variable rate security. The rate shown is the rate as of August 31, 2011. Interest rates reset periodically.
@	Illiquid security. At August 31, 2011, the aggregate amount of illiquid securities was $3,335,168, which represented 1.45% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Statements of net assets
Delaware Tax-Free Colorado Fund

Summary of abbreviations:
ACA — Insured by American Capital Access
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
ASSURED GTY — Insured by Assured Guaranty Corporation
FGIC — Insured by Financial Guaranty Insurance Company
FHA — Federal Housing Administration
FHLMC — Federal Home Loan Mortgage Corporation Collateral
HUD — Housing & Urban Development Section 8
IBC — Insured Bond Certificate
NATL-RE — Insured by National Public Finance Guarantee Corporation
RADIAN — Insured by Radian Asset Assurance
SGI — Insured by Syncora Guarantee Inc.
VA — Veterans Administration Collateral

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Colorado Fund
Net asset value Class A (A)	$10.88
Sales charge (4.50% of offering price) (B)	0.51
Offering price	$11.39

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Delaware Tax-Free Idaho Fund	August 31, 2011

	Principal amount	Value
Municipal Bonds – 98.67%
Corporate Revenue Bonds – 5.99%
Nez Perce County Pollution Control Revenue
(Potlatch Project) 6.00% 10/1/24	$2,535,000	$2,534,949
Power County Industrial Development Revenue
(FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,001,480
Power County Pollution Control Revenue
(FMC Project) 5.625% 10/1/14	2,475,000	2,474,852
Puerto Rico Ports Authority Special Facilities Revenue
(American Airlines) Series A 6.30% 6/1/23 (AMT)	1,295,000	1,102,757
		8,114,038
Education Revenue Bonds – 10.78%
Boise State University Revenue
(General Refunding) Series A
4.25% 4/1/32 (NATL-RE)	750,000	752,010
5.00% 4/1/18 (NATL-RE) (FGIC)	1,500,000	1,610,175
5.00% 4/1/39	1,000,000	1,040,590
(Student Union & Housing System)
5.00% 4/1/17 (AMBAC)	500,000	525,165
Un-Refunded Series 07 5.375% 4/1/22 (FGIC)	5,000	5,113
Idaho Housing & Financing Association Nonprofit
Facilities Revenue (North Star Charter School Project)
Series A 9.50% 7/1/39	1,000,000	1,052,640
Idaho State University Revenue Refunding & Improvement
5.00% 4/1/20 (AGM)	1,130,000	1,202,297
5.00% 4/1/23 (AGM)	2,115,000	2,173,522
University of Idaho (General Refunding)
•Series 2011 5.25% 4/1/41	2,000,000	2,310,660
Series A 5.00% 4/1/21 (AMBAC)	1,150,000	1,232,329
•Series B 4.50% 4/1/41 (AGM)	1,000,000	1,111,260
Series B 5.00% 4/1/28	1,000,000	1,073,140
Series B 5.00% 4/1/32	500,000	524,335
		14,613,236
Electric Revenue Bonds – 5.08%
Boise-Kuna Irrigation District Revenue
(Arrowrock Hydroelectric Project) 6.30% 6/1/31	1,000,000	1,083,730
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/32	3,170,000	3,044,881
Series TT 5.00% 7/1/37	210,000	197,660
Series ZZ 5.25% 7/1/26	2,500,000	2,564,650
		6,890,921

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds – 5.97%
Idaho Health Facilities Authority Revenue
(St. Luke’s Health System Project) Series A
6.50% 11/1/23	$250,000	$285,915
6.75% 11/1/37	1,250,000	1,381,088
(St. Luke’s Regional Medical Center Project)
5.00% 7/1/35 (AGM)	2,500,000	2,583,675
(Trinity Health Center Group)
Series B 6.125% 12/1/28	1,000,000	1,119,170
Series D 4.50% 12/1/37	1,205,000	1,175,899
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority
Auxilio Mutuo Series A 6.00% 7/1/33	1,500,000	1,543,620
		8,089,367
Housing Revenue Bonds – 4.11%
Idaho Housing & Finance Association Single Family
Mortgage Revenue
Series A 6.05% 7/1/13 (AMBAC) (FHA) (VA) (AMT)	10,000	10,021
Series A 6.10% 7/1/16 (FHA) (VA) (AMT)	15,000	15,028
Series A Class II 4.375% 7/1/32	1,000,000	970,650
Series B 6.45% 7/1/15 (AMT)	10,000	10,023
Series B Class I 5.00% 7/1/37 (AMT)	815,000	816,679
Series B Class I 5.50% 7/1/38	600,000	628,308
Series C Class II 4.95% 7/1/31	1,000,000	1,020,500
Series E 6.35% 7/1/15 (FHA) (AMT)	10,000	10,022
Series G-2 6.15% 7/1/15 (FHA) (VA) (AMT)	40,000	40,085
Series I-1 Class I 5.45% 1/1/39 (AMT)	1,000,000	1,008,240
Puerto Rico Housing Finance Authority Subordinated-
Capital Fund Modernization 5.125% 12/1/27	1,000,000	1,036,981
		5,566,537
Lease Revenue Bonds – 7.10%
Boise City Revenue Series A 5.375% 12/1/31 (NATL-RE)	500,000	504,655
Idaho Housing & Finance Association Revenue
(TDF Facilities PJ-Recovery Zone)
Series A 7.00% 2/1/36	1,500,000	1,562,805
Idaho State Building Authority Revenue
Series A 5.00% 9/1/33 (SGI)	1,000,000	1,010,140
Series A 5.00% 9/1/43 (SGI)	5,750,000	5,796,633
Series B 5.00% 9/1/21 (NATL-RE)	750,000	752,505
		9,626,738

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds – 21.56%
Ada & Canyon Counties Joint School District #2 Meridian
(School Board Guaranteed Program)
4.50% 7/30/22	$1,500,000	$1,769,940
4.75% 2/15/20	1,000,000	1,089,620
5.50% 7/30/16	1,305,000	1,578,659
Ada & Canyon Counties Joint School District #3 Kuna
(School Board Guaranteed Program)
4.75% 8/15/22	600,000	637,608
Bannock County School District #25 Pocatello/Chubbuck
(School Board Guaranteed Program)
5.00% 8/15/15	1,040,000	1,175,491
5.00% 8/15/16	1,100,000	1,232,198
Boise City Independent School District 5.00% 8/1/24 (AGM)	1,500,000	1,665,795
Canyon County School District #131 Nampa (School
Board Guaranteed Program)
Series B 5.00% 8/15/23	1,295,000	1,539,509
Canyon County School District #132 Caldwell
5.00% 7/30/15 (NATL-RE) (FGIC)	2,000,000	2,295,539
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,977,937
Series A 5.00% 9/15/23 (AGM)	1,810,000	2,052,884
Idaho Board Bank Authority Revenue
Series A 5.00% 9/15/28	1,250,000	1,374,588
Series A 5.25% 9/15/26	2,000,000	2,271,960
Series C 4.00% 9/15/29	1,320,000	1,377,644
Lemhi County 5.20% 8/1/27 (AGM)	2,145,000	2,229,406
Nampa City Series B 5.00% 8/1/21 (NATL-RE) (FGIC)	2,475,000	2,666,168
Twin Falls County School District #413 Filer
(School Board Guaranteed Program) 5.25% 9/15/25	2,000,000	2,286,480
		29,221,426
§Pre-Refunded Bonds – 5.05%
Ada & Canyon Counties Joint School District #2
Meridian (School Board Guaranteed Program)
5.00% 7/30/20-12	1,555,000	1,621,881
Un-Refunded 5.00% 7/30/20-12	600,000	625,806
Boise State University Revenue Refunding &
Improvement (Student Union & Housing System)
5.125% 4/1/31-12 (FGIC)	1,000,000	1,029,090
5.375% 4/1/22-12 (FGIC)	705,000	725,896

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
Canyon County School District #131 Nampa School
(School Board Guaranteed Program)
4.75% 8/15/18-13	$500,000	$542,990
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue Series D 5.25% 7/1/38-12	1,000,000	1,041,290
Puerto Rico Electric Power Authority Revenue
Series NN 5.125% 7/1/29-13	105,000	114,286
Puerto Rico Public Buildings Authority Revenue
(Guaranteed Government Facilities)
Series I 5.50% 7/1/23-14	1,000,000	1,138,210
		6,839,449
Special Tax Revenue Bonds – 14.97%
Coeur d’Alene Local Improvement District #6
Series 1997 6.10% 7/1/12	40,000	40,543
Series 1998 6.10% 7/1/14	45,000	45,557
Idaho Board Bank Authority Revenue
Series B 5.00% 9/15/30 (NATL-RE)	725,000	766,079
Ketchum Urban Renewal Agency 5.50% 10/15/34	1,500,000	1,453,185
Nampa Development Revenue 5.90% 3/1/30	3,000,000	3,002,970
Puerto Rico Commonwealth Highway & Transportation
Authority Revenue
Series K 5.00% 7/1/30	890,000	836,653
Series W 5.50% 7/1/15	175,000	191,987
Puerto Rico Sales Tax Financing Revenue
First Subordinate
Ω(Convertible Capital Appreciation) Series A 6.75% 8/1/32	735,000	633,151
Series A 5.00% 8/1/26	1,300,000	1,359,449
Series A 5.25% 8/1/27	3,000,000	3,155,489
Series A 5.50% 8/1/28	1,400,000	1,478,484
Series A 5.75% 8/1/37	2,660,000	2,756,452
Series C 5.50% 8/1/40	1,960,000	1,992,340
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) Series A
5.00% 10/1/29	1,290,000	1,253,312
5.25% 10/1/20	500,000	518,530
5.25% 10/1/24	800,000	808,112
		20,292,293

	Principal amount	Value
Municipal Bonds (continued)
State General Obligation Bonds – 7.09%
Guam Government Series A 6.75% 11/15/29	$1,410,000	$1,454,006
Puerto Rico Commonwealth Government Development
Bank Refunding Remarketed
4.75% 12/1/15 (NATL-RE)	1,000,000	1,032,240
Puerto Rico Commonwealth Public Improvement
Series A 5.25% 7/1/22	1,000,000	1,009,310
Series A 5.75% 7/1/41	3,850,000	3,803,646
Series E 5.375% 7/1/30	600,000	590,190
Un-Refunded Balance Series A 5.125% 7/1/31	1,815,000	1,713,433
		9,602,825
Transportation Revenue Bonds – 8.51%
Boise Airport Revenue (Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,159,370
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,156,290
Idaho Housing & Finance Association Grant Revenue
(Anticipated Federal Highway Trust)
5.00% 7/15/24 (NATL-RE)	2,000,000	2,139,980
Series A 4.75% 7/15/19	1,410,000	1,654,762
Series A 5.25% 7/15/20 (ASSURED GTY)	2,750,000	3,208,837
Series A 5.25% 7/15/25 (ASSURED GTY)	1,500,000	1,650,870
Series A1 4.00% 7/15/17	500,000	562,990
		11,533,099
Water & Sewer Revenue Bonds – 2.46%
Idaho Board Bank Authority Revenue
Series C 5.375% 9/15/38	1,000,000	1,081,380
Moscow Sewer Revenue 5.00% 11/1/22 (AGM)	2,175,000	2,255,410
		3,336,790
Total Municipal Bonds (cost $127,951,906)		133,726,719

	Number of shares
Short-Term Investments – 2.03%
Money Market Mutual Fund – 1.29%
Dreyfus Cash Management Fund	1,749,233	1,749,233
		1,749,233

Statements of net assets
Delaware Tax-Free Idaho Fund

	Principal amount	Value
Short-Term Investments (continued)
¤Variable Rate Demand Note – 0.74%
Idaho State University Foundation
(L.E. & Thelma Stephens Project)
0.19% 5/1/21 (LOC-Wells Fargo Bank N.A.)	$1,000,000	$1,000,000
		1,000,000
Total Short-Term Investments
(cost $2,749,233)		2,749,233

Total Value of Securities – 100.70%
(cost $130,701,139)		136,475,952
Liabilities Net of Receivables
and Other Assets – (0.70%)		(945,769)
Net Assets Applicable to 11,557,664
Shares Outstanding – 100.00%		$135,530,183

Net Asset Value – Delaware Tax-Free Idaho Fund
Class A ($98,820,875 / 8,425,355 Shares)		$11.73
Net Asset Value – Delaware Tax-Free Idaho Fund
Class B ($912,382 / 77,934 Shares)		$11.71
Net Asset Value – Delaware Tax-Free Idaho Fund
Class C ($35,796,926 / 3,054,375 Shares)		$11.72

Components of Net Assets at August 31, 2011:
Shares of beneficial interest (unlimited authorization – no par)		$130,791,137
Distributions in excess of net investment income		(16,644)
Accumulated net realized loss on investments		(1,019,123)
Net unrealized appreciation of investments		5,774,813
Total net assets		$135,530,183

●	Variable rate security. The rate shown is the rate as of August 31, 2011. Interest rates reset periodically.
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

Summary of abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
ASSURED GTY — Insured by Assured Guaranty Corporation
FGIC — Insured by Financial Guaranty Insurance Company
FHA — Federal Housing Administration
LOC — Letter of Credit
NATL-RE — Insured by National Public Finance Guarantee Corporation
SGI — Insured by Syncora Guarantee Inc.
VA — Veterans Administration Collateral

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free Idaho Fund
Net asset value Class A (A)	$11.73
Sales charge (4.50% of offering price) (B)	0.55
Offering price	$12.28

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Statements of net assets Delaware Tax-Free New York Fund	August 31, 2011

	Principal amount	Value
Municipal Bonds – 98.08%
Corporate Revenue Bonds – 9.51%
Chautauqua County Industrial Development Agency Exempt
Facilities Revenue (NRG Dunkirk Power Project)
5.875% 4/1/42	$1,000,000	$976,780
Jefferson County Industrial Development Agency
Solid Waste Disposal (International Paper)
Series A 5.20% 12/1/20 (AMT)	350,000	348,194
Nassau County Tobacco Settlement Revenue
(Asset-Backed) Series A-3 5.125% 6/1/46	600,000	381,228
● New York City Industrial Development
Agency Special Facilities Revenue
(American Airlines - JFK International Airport)
7.625% 8/1/25 (AMT)	250,000	250,240
7.75% 8/1/31 (AMT)	250,000	250,450
New York Energy Research & Development Authority
Pollution Control Revenue (Central Hudson Gas)
Series A 5.45% 8/1/27 (AMBAC)	500,000	500,535
New York Liberty Development Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	750,000	737,085
(Second Priority-Bank American Tower) 5.625% 7/15/47	500,000	505,450
Suffolk County Industrial Development Agency Revenue
(Keyspan-Port Jefferson Energy Center)
5.25% 6/1/27 (AMT)	250,000	250,725
TSASC Revenue (Asset-Backed) Series 1
5.00% 6/1/34	500,000	372,795
5.125% 6/1/42	500,000	346,065
		4,919,547
Education Revenue Bonds – 26.53%
Albany Industrial Development Agency Civic Facilities
Revenue (Brighter Choice Charter School)
Series A 5.00% 4/1/37	250,000	200,890
Buffalo & Erie County Industrial Land Development
6.00% 10/1/31	525,000	581,206
Dutchess County Industrial Development Agency
(Marist College) Series A 5.00% 7/1/20	500,000	513,360
Hempstead Town Local Development
Revenue (Molloy College Project)
5.75% 7/1/23	400,000	440,996

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Madison County Capital Resource Revenue
(Colgate University Project)
Series A 5.00% 7/1/28	$400,000	$439,648
Monroe County Industrial Development Revenue
(Nazareth College Rochester Project)
5.25% 10/1/31	500,000	505,835
5.50% 10/1/41	500,000	506,540
New York City Trust for Cultural Resources
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	504,050
New York State Dormitory Authority Revenue
(Brooklyn Law School) 5.75% 7/1/33	340,000	364,065
(Columbia University) Series A 5.00% 7/1/23	500,000	531,100
(Cornell University) Series A
4.75% 7/1/29	100,000	106,974
5.00% 7/1/23	500,000	579,160
5.00% 7/1/34	170,000	181,385
(Manhattan Marymount) 5.00% 7/1/24	350,000	360,259
(Mt. Sinai School Medicine)
5.125% 7/1/39	500,000	508,840
Series A 5.00% 7/1/21	685,000	762,185
(New York University) Series A 5.25% 7/1/34	500,000	537,990
(Rockefeller University) Series A 5.00% 7/1/27	250,000	276,480
(Skidmore College) Series A 5.00% 7/1/21	325,000	386,692
(St. Joseph’s College) 5.25% 7/1/25	500,000	520,710
(Teachers College) 5.50% 3/1/39	250,000	264,543
(University of Rochester)
Series A 5.125% 7/1/39	250,000	260,455
ΩSeries A-2 4.375% 7/1/20	250,000	268,348
Onondaga Civic Development Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	504,370
Onondaga County Trust for Cultural Research
Revenue (Syracuse University Project)
Series B 5.00% 12/1/19	350,000	418,135
St. Lawrence County Industrial Development Agency
Civic Facility Revenue (St. Lawrence University)
Series A 5.00% 10/1/16	500,000	565,690
Suffolk County Industrial Development Agency
Civic Facility Revenue (New York Institute of
Technology Project) 5.00% 3/1/26	600,000	611,363

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Tompkins County Industrial Development Agency Civic
Facility Revenue (Cornell University) 5.00% 7/1/20	$500,000	$611,594
Troy Industrial Development Authority Civic Facilities
Revenue (Rensselaer Polytechnic)
Series E 5.20% 4/1/37	500,000	501,875
Yonkers Economic Development Education Revenue
(Charter School of Educational Excellence)
6.25% 10/15/40	600,000	569,964
Yonkers Industrial Development Agency Civic Facility
Revenue (Sarah Lawrence College Project)
Series A 6.00% 6/1/29	325,000	349,963
		13,734,665
Electric Revenue Bonds – 3.69%
Long Island Power Authority Electric System Revenue
Series A 5.75% 4/1/39	350,000	383,362
Series B 5.75% 4/1/33	250,000	273,320
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	190,000	189,666
Series ZZ 5.00% 7/1/17	500,000	550,040
Series ZZ 5.25% 7/1/26	500,000	512,930
		1,909,318
Healthcare Revenue Bonds – 11.70%
Albany Industrial Development Agency Civic Facility
Revenue (St. Peter’s Hospital Project)
Series A 5.25% 11/15/32	500,000	459,790
East Rochester Housing Authority Revenue
(Senior Living-Woodland Village Project)
5.50% 8/1/33	200,000	165,646
Monroe County Industrial Development
Insured Mortgage Revenue (University Hospital of
Rochester Project) 5.50% 8/15/40 (FHA)	585,000	632,964
New York City Health & Hospital Revenue
(Health System) Series A 5.00% 2/15/30	500,000	513,165
New York Dormitory Authority Revenue
(Catholic Health Long Island Obligation Group)
5.00% 7/1/27	400,000	403,336
(Chapel Oaks) 5.45% 7/1/26 (LOC-Allied Irish Bank)	450,000	450,648
(Winthrop South Nassau Hospital)
Series B 5.50% 7/1/23	500,000	509,905

	Principal amount	Value
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
New York Dormitory Authority Revenue
Non State Supported Debt
(Memorial Sloan-Kettering) Series 1 5.00% 7/1/35	$225,000	$230,758
Subordinate Series A2 5.00% 7/1/26	500,000	539,690
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	625,188
(North Shore Long Island Jewish Group)
Series A 5.50% 5/1/37	500,000	509,980
(Orange Regional Medical Center) 6.125% 12/1/29	365,000	362,660
Suffolk County Economic Development Revenue
(Peconic Landing at Southland) 6.00% 12/1/40	650,000	652,216
		6,055,946
Housing Revenue Bonds – 1.42%
New York City Housing Development Multifamily Housing
Revenue Series G-1 4.875% 11/1/39 (AMT)	250,000	242,533
New York Mortgage Agency Revenue 44th
Series 4.35% 10/1/24 (AMT)	500,000	492,285
		734,818
Lease Revenue Bonds – 6.73%
Battery Park City Authority Revenue
Series A 5.00% 11/1/26	250,000	269,053
Erie County Industrial Development Agency
School Facility Revenue (Buffalo City School District)
Series A 5.25% 5/1/25	500,000	552,175
Hudson Yards Infrastructure Revenue
Series A 5.00% 2/15/47	500,000	478,960
New York City Industrial Development Agency
Special Airport Facility Revenue (Airis JFK I Project)
Series A 5.50% 7/1/28 (AMT)	500,000	436,960
Onondaga County Industrial Development Agency Revenue
(Air Cargo) 7.25% 1/1/32 (AMT)	500,000	459,985
Tobacco Settlement Financing Authority
Revenue (Asset-Backed) Series B-1C
5.50% 6/1/20	200,000	213,978
5.50% 6/1/21	500,000	534,675
United Nations Development Revenue
Series A 5.00% 7/1/26	500,000	539,770
		3,485,556

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds – 5.71%
Briarcliff Manor Union Free School District
Series A 5.00% 6/15/19	$500,000	$607,315
New York City
Series C-1 5.00% 10/1/19	500,000	576,835
Series D 5.00% 11/1/34	125,000	127,948
Series I-1 5.375% 4/1/36	500,000	535,955
New York State Dormitory Authority
Revenue Non-State Supported Debt
(School Districts-Financing Program) Series A
5.00% 10/1/23	500,000	559,860
5.00% 10/1/25 (AGM)	500,000	546,715
		2,954,628
§Pre-Refunded Bonds – 2.80%
New York Dormitory Authority Revenue (North Shore
Long Island Jewish Group Project) 5.50% 5/1/33-13	500,000	543,525
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue
Series Y 5.50% 7/1/36-16	475,000	581,770
Puerto Rico Commonwealth Series B 5.25% 7/1/32-16	155,000	188,006
Puerto Rico Electric Power Authority Revenue
Series NN 5.125% 7/1/29-13	125,000	136,055
		1,449,356
Special Tax Revenue Bonds – 15.69%
Brooklyn Arena Local Development Revenue
(Barclays Center Project)
6.375% 7/15/43	500,000	511,990
6.50%7/15/30	500,000	525,955
Metropolitan Transportation Authority Revenue
Series A 5.00% 11/15/20	500,000	599,879
Series B 5.00% 11/15/34	500,000	523,075
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Fiscal 2011 5.00% 2/1/26	250,000	280,603
Fiscal 2011 5.25% 2/1/29	500,000	562,190
Series B 5.00% 11/1/18	500,000	593,969
Series C 5.25% 11/1/25	500,000	576,345

		Principal amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
	New York City Trust for Cultural Resources Revenue
	(Museum Modern Art) Series A1 5.00% 4/1/31	$250,000	$265,678
	New York Dormitory Authority State Personal Income Tax
	Revenue Series C 5.00% 3/15/34	500,000	537,060
	New York Dormitory Authority State Supported Debt
	Revenue (Consolidated Services Contract)
	5.00% 7/1/17 (AGM)	500,000	584,889
	New York Sales Tax Asset Receivables
	Series A 5.25% 10/15/27 (AMBAC)	500,000	540,520
	New York State Thruway Authority Revenue
	(Transportation) Series A 5.00% 3/15/30	500,000	548,540
	New York State Urban Development State Personal Income
	Tax Revenue Series A1 5.00% 12/15/22	250,000	286,358
	Puerto Rico Commonwealth Infrastructure Financing
	Authority Revenue Series B 5.00% 7/1/15	250,000	268,073
Ω	Puerto Rico Sales Tax Financing Revenue
	First Subordinate (Convertible Capital Appreciation)
	Series A 6.75% 8/1/32	185,000	159,365
	Schenectady Metroplex Development Authority Revenue
	Series A 5.375% 12/15/21	500,000	515,040
	Virgin Islands Public Finance Authority Revenue
	(Matching Fund Loan Note-Senior Lien)
	Series A 5.00% 10/1/29	250,000	242,890
			8,122,419
State & Territory General Obligation Bonds – 5.55%
	Guam Government Series A 7.00% 11/15/39	395,000	407,838
	New York State Series A
	5.00% 8/1/28	125,000	136,875
	5.00% 3/1/38	500,000	527,055
	Puerto Rico Commonwealth Government Development
	Bank Refunding Remarketed
	4.75% 12/1/15 (NATL-RE)	230,000	237,415
	Puerto Rico Commonwealth Public Improvement
	Revenue Series A
	5.50% 7/1/19 (NATL-RE) (IBC)	520,000	576,222
	5.75% 7/1/41	1,000,000	987,960
			2,873,365

Statements of net assets
Delaware Tax-Free New York Fund

	Principal amount	Value
Municipal Bonds (continued)
Transportation Revenue Bonds – 6.72%
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	$200,000	$234,778
Series A 5.00% 11/15/41	500,000	506,750
Series D 5.25% 11/15/27	500,000	542,890
Series F 5.00% 11/15/15	150,000	172,083
New York State Thruway Authority General Revenue
(Bond Antics Notes) Series H
5.00% 1/1/14 (NATL-RE)	500,000	545,460
5.00% 1/1/15 (NATL-RE)	250,000	281,078
Port Authority New York & New Jersey
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	250,000	262,505
(JFK International Air Terminal) 6.00% 12/1/42	700,000	711,746
Triborough Bridge & Tunnel Authority Revenue
Series C 5.00% 11/15/24	200,000	222,694
		3,479,984
Water & Sewer Revenue Bonds – 2.03%
New York City Municipal Water Finance Authority
Water & Sewer System Revenue
Series A 5.75% 6/15/40	200,000	223,068
Series FF 5.50% 6/15/40	250,000	273,905
New York State Environmental Facilities
Clean Water & Drinking Revolving Funds
5.00% 6/15/30	500,000	551,000
		1,047,973
Total Municipal Bonds (cost $48,637,471)		50,767,575

Total Value of Securities – 98.08%
(cost $48,637,471)		50,767,575
Receivables and Other Assets
Net of Liabilities – 1.92%		995,062
Net Assets Applicable to 4,795,636
Shares Outstanding – 100.00%		$51,762,637

Net Asset Value – Delaware Tax-Free New York Fund
Class A ($37,051,249 / 3,430,326 Shares)	$10.80
Net Asset Value – Delaware Tax-Free New York Fund
Class B ($476,569 / 44,216 Shares)	$10.78
Net Asset Value – Delaware Tax-Free New York Fund
Class C ($14,234,819 / 1,321,094 Shares)	$10.78

Components of Net Assets at August 31, 2011:
Shares of beneficial interest (unlimited authorization – no par)	$50,124,883
Distributions in excess of net investment income	(657)
Accumulated net realized loss on investments	(491,693)
Net unrealized appreciation of investments	2,130,104
Total net assets	$51,762,637

●	Variable rate security. The rate shown is the rate as of August 31, 2011. Interest rates reset periodically.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
§	Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
AGM — Insured by Assured Guaranty Municipal Corporation
AMBAC — Insured by AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FHA — Federal Housing Administration
IBC — Insured Bond Certificate
LOC — Letter of Credit
NATL-RE — Insured by National Public Finance Guarantee Corporation

Statements of net assets
Delaware Tax-Free New York Fund

Net Asset Value and Offering Price Per Share –
Delaware Tax-Free New York Fund
Net asset value Class A (A)	$10.80
Sales charge (4.50% of offering price) (B)	0.51
Offering price	$11.31

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $100,000 or more.

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Year Ended August 31, 2011

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund
Investment Income:
Interest	$5,227,262	$4,415,197	$12,100,550

Expenses:
Management fees	538,959	468,961	1,286,291
Distribution expenses – Class A	248,116	170,883	547,628
Distribution expenses – Class B	14,942	19,837	9,559
Distribution expenses – Class C	71,488	149,217	139,760
Dividend disbursing and transfer agent
fees and expenses	62,060	57,119	124,647
Accounting and administration expenses	42,575	33,549	92,019
Legal fees	20,506	10,362	28,668
Registration fees	18,307	8,302	8,725
Audit and tax	16,903	15,033	23,520
Reports and statements to shareholders	12,938	11,630	25,460
Pricing fees	8,706	9,969	11,787
Trustees’ fees	5,730	4,533	12,458
Insurance fees	4,611	2,591	8,540
Custodian fees	2,148	2,092	4,849
Consulting fees	1,247	876	2,561
Dues and services	1,118	892	—
Trustees’ expenses	403	313	852
	1,070,757	966,159	2,327,324
Less fees waived	(68,014)	(138,993)	(161,880)
Less expense paid indirectly	(90)	(63)	(198)
Total operating expenses	1,002,653	827,103	2,165,246
Net Investment Income	4,224,609	3,588,094	9,935,304

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on investments	26,324	(718,355)	(1,090,497)
Net change in unrealized appreciation/
depreciation of investments	(4,245,010)	(2,957,481)	(8,167,863)
Net Realized and Unrealized Loss
on Investments	(4,218,686)	(3,675,836)	(9,258,360)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$5,923	$(87,742)	$676,944

See accompanying notes, which are an integral part of the financial statements.

	Delaware Tax-Free	Delaware Tax-Free
	Idaho Fund	New York Fund
Investment Income:
Interest	$6,235,655	$2,366,210

Expenses:
Management fees	732,787	281,543
Distribution expenses – Class A	239,059	91,688
Distribution expenses – Class B	15,900	5,709
Distribution expenses – Class C	360,055	138,667
Dividend disbursing and transfer agent
fees and expenses	74,216	46,629
Accounting and administration expenses	52,422	20,141
Reports and statements to shareholders	18,818	10,304
Audit and tax	17,682	13,218
Legal fees	16,001	6,238
Pricing fees	10,800	12,611
Registration fees	9,090	12,816
Trustees’ fees	7,086	2,713
Insurance fees	3,782	1,267
Custodian fees	2,675	956
Consulting fees	1,374	534
Trustees’ expenses	375	179
Dues and services	167	2,556
	1,562,289	647,769
Less fees waived	(74,496)	(129,762)
Less expense paid indirectly	(108)	(40)
Total operating expenses	1,487,685	517,967
Net Investment Income	4,747,970	1,848,243

Net Realized and Unrealized Loss
on Investments:
Net realized loss on investments	(974,509)	(461,636)
Net change in unrealized appreciation/
depreciation of investments	(3,975,375)	(1,450,553)
Net Realized and Unrealized Loss
on Investments	(4,949,884)	(1,912,189)

Net Decrease in Net Assets
Resulting from Operations	$(201,914)	$(63,946)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Arizona Fund

	Year Ended
	8/31/11	8/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,224,609	$4,707,241
Net realized gain on investments	26,324	1,415,533
Net change in unrealized
appreciation/depreciation of investments	(4,245,010)	5,624,262
Net increase in net assets resulting from operations	5,923	11,747,036

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,935,696)	(4,303,466)
Class B	(48,023)	(142,123)
Class C	(229,913)	(242,383)

Net realized gain on investments:
Class A	(250,507)	—
Class B	(5,139)	—
Class C	(18,335)	—
	(4,487,613)	(4,687,972)
Capital Share Transactions:
Proceeds from shares sold:
Class A	9,590,092	5,867,126
Class B	468	66
Class C	802,573	1,248,843

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,229,671	2,128,544
Class B	31,965	73,667
Class C	152,719	150,229
	12,807,488	9,468,475

	Year Ended
	8/31/11	8/31/10
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(20,506,737)	$(19,829,331)
Class B	(2,067,231)	(3,923,060)
Class C	(1,832,935)	(1,103,623)
	(24,406,903)	(24,856,014)
Decrease in net assets derived from
capital share transactions	(11,599,415)	(15,387,539)
Net Decrease in Net Assets	(16,081,105)	(8,328,475)

Net Assets:
Beginning of year	119,126,472	127,454,947
End of year1	$103,045,367	$119,126,472

1Including undistributed net investment income	$25,309	$26,196

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free California Fund

	Year Ended
	8/31/11	8/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,588,094	$3,591,752
Net realized loss on investments	(718,355)	(292,440)
Net change in unrealized
appreciation/depreciation of investments	(2,957,481)	7,517,014
Net increase (decrease) in net assets
resulting from operations	(87,742)	10,816,326

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,970,212)	(2,925,853)
Class B	(71,308)	(146,321)
Class C	(536,304)	(516,624)
	(3,577,824)	(3,588,798)

Capital Share Transactions:
Proceeds from shares sold:
Class A	13,966,047	15,942,030
Class B	446	140,364
Class C	3,882,265	3,335,303

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,792,877	1,696,001
Class B	53,523	105,254
Class C	389,108	357,093
	20,084,266	21,576,045

	Year Ended
	8/31/11	8/31/10
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(18,652,984)	$(11,521,238)
Class B	(1,868,698)	(2,270,312)
Class C	(4,362,004)	(2,930,338)
	(24,883,686)	(16,721,888)
Increase (decrease) in net assets derived from
capital share transactions	(4,799,420)	4,854,157
Net Increase (Decrease) in Net Assets	(8,464,986)	12,081,685

Net Assets:
Beginning of year	91,681,583	79,599,898
End of year1	$83,216,597	$91,681,583

1Including undistributed net investment income	$18,763	$18,763

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Colorado Fund

	Year Ended
	8/31/11	8/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,935,304	$10,219,749
Net realized gain (loss) on investments	(1,090,497)	2,102,920
Net change in unrealized
appreciation/depreciation of investments	(8,167,863)	12,877,406
Net increase in net assets resulting from operations	676,944	25,200,075

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(9,065,106)	(9,708,463)
Class B	(32,264)	(71,622)
Class C	(473,556)	(467,286)
	(9,570,926)	(10,247,371)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,661,260	15,893,257
Class B	304	—
Class C	1,768,344	4,043,038

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	5,999,728	6,184,316
Class B	21,271	36,966
Class C	348,473	340,428
	17,799,380	26,498,005

	Year Ended
	8/31/11	8/31/10
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(28,796,246)	$(24,936,523)
Class B	(776,210)	(1,418,824)
Class C	(3,449,371)	(1,594,446)
	(33,021,827)	(27,949,793)
Decrease in net assets derived from
capital share transactions	(15,222,447)	(1,451,788)
Net Increase (Decrease) in Net Assets	(24,116,429)	13,500,916

Net Assets:
Beginning of year	254,129,172	240,628,256
End of year1	$230,012,743	$254,129,172

1Including undistributed net investment income	$352,563	$—

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free Idaho Fund

	Year Ended
	8/31/11	8/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,747,970	$4,299,917
Net realized gain (loss) on investments	(974,509)	89,825
Net change in unrealized
appreciation/depreciation of investments	(3,975,375)	6,715,627
Net increase (decrease) in net assets
resulting from operations	(201,914)	11,105,369

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,594,235)	(3,460,797)
Class B	(47,733)	(86,212)
Class C	(1,085,338)	(781,910)

Net realized gain on investments:
Class A	(58,688)	—
Class B	(1,213)	—
Class C	(22,123)	—
	(4,809,330)	(4,328,919)

Capital Share Transactions:
Proceeds from shares sold:
Class A	22,046,186	18,620,022
Class B	—	9,917
Class C	9,226,467	17,105,840

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	2,621,700	2,431,970
Class B	38,486	62,082
Class C	841,625	568,025
	34,774,464	38,797,856

	Year Ended
	8/31/11	8/31/10
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(26,491,952)	$(8,321,667)
Class B	(1,483,183)	(1,131,494)
Class C	(8,585,502)	(2,773,980)
	(36,560,637)	(12,227,141)
Increase (decrease) in net assets derived from
capital share transactions	(1,786,173)	26,570,715
Net Increase (Decrease) in Net Assets	(6,797,417)	33,347,165

Net Assets:
Beginning of year	142,327,600	108,980,435
End of year1	$135,530,183	$142,327,600

1Including distributions in excess of net investment income	$(16,644)	$(11,219)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Tax-Free New York Fund

	Year Ended
	8/31/11	8/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,848,243	$1,464,883
Net realized loss on investments	(461,636)	(26,599)
Net change in unrealized
appreciation/depreciation of investments	(1,450,553)	2,648,873
Net increase (decrease) in net assets
resulting from operations	(63,946)	4,087,157

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,400,126)	(1,144,578)
Class B	(17,505)	(25,736)
Class C	(425,309)	(290,855)
	(1,842,940)	(1,461,169)

Capital Share Transactions:
Proceeds from shares sold:
Class A	10,714,054	16,389,706
Class B	—	9,343
Class C	3,902,137	8,918,180

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	1,022,817	717,620
Class B	12,841	15,971
Class C	315,491	198,252
	15,967,340	26,249,072

	Year Ended
	8/31/11	8/31/10
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(10,992,437)	$(4,117,174)
Class B	(243,301)	(362,784)
Class C	(2,976,393)	(1,929,785)
	(14,212,131)	(6,409,743)
Increase in net assets derived from
capital share transactions	1,755,209	19,839,329
Net Increase (Decrease) in Net Assets	(151,677)	22,465,317

Net Assets:
Beginning of year	51,914,314	29,448,997
End of year1	$51,762,637	$51,914,314

1Including distributions in excess of net investment income	$(657)	$(651)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.760	$11.090	$10.930	$11.070	$11.350

0.445	0.447	0.431	0.444	0.465
(0.394)	0.668	0.158	(0.140)	(0.280)
0.051	1.115	0.589	0.304	0.185

(0.444)	(0.445)	(0.429)	(0.444)	(0.465)
(0.027)	—	—	—	—
(0.471)	(0.445)	(0.429)	(0.444)	(0.465)

$11.340	$11.760	$11.090	$10.930	$11.070

0.57%	10.27%	5.64%	2.78%	1.63%

$95,487	$108,214	$113,689	$122,027	$125,636
0.87%	0.86%	0.75%	0.75%	0.76%

0.93%	0.92%	0.91%	0.91%	0.91%
3.98%	3.94%	4.07%	4.02%	4.11%

3.92%	3.88%	3.91%	3.86%	3.96%
32%	15%	27%	29%	9%

Financial highlights
Delaware Tax-Free Arizona Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.760	$11.100	$10.940	$11.070	$11.360

0.361	0.362	0.352	0.361	0.380
(0.394)	0.658	0.158	(0.130)	(0.290)
(0.033)	1.020	0.510	0.231	0.090

(0.360)	(0.360)	(0.350)	(0.361)	(0.380)
(0.027)	—	—	—	—
(0.387)	(0.360)	(0.350)	(0.361)	(0.380)

$11.340	$11.760	$11.100	$10.940	$11.070

(0.18% )	9.35%	4.85%	2.10%	0.78%

$757	$2,917	$6,509	$9,620	$12,407
1.62%	1.61%	1.50%	1.50%	1.51%

1.68%	1.67%	1.66%	1.66%	1.66%
3.23%	3.19%	3.32%	3.27%	3.36%

3.17%	3.13%	3.16%	3.11%	3.21%
32%	15%	27%	29%	9%

Financial highlights
Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.790	$11.120	$10.960	$11.090	$11.380

0.362	0.363	0.352	0.361	0.380
(0.394)	0.668	0.158	(0.130)	(0.290)
(0.032)	1.031	0.510	0.231	0.090

(0.361)	(0.361)	(0.350)	(0.361)	(0.380)
(0.027)	—	—	—	—
(0.388)	(0.361)	(0.350)	(0.361)	(0.380)

$11.370	$11.790	$11.120	$10.960	$11.090

(0.17% )	9.43%	4.84%	2.09%	0.77%

$6,801	$7,995	$7,257	$8,806	$7,609
1.62%	1.61%	1.50%	1.50%	1.51%

1.68%	1.67%	1.66%	1.66%	1.66%
3.23%	3.19%	3.32%	3.27%	3.36%

3.17%	3.13%	3.16%	3.11%	3.21%
32%	15%	27%	29%	9%

Financial highlights
Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.570	$10.620	$10.800	$11.010	$11.400

0.476	0.497	0.448	0.449	0.454
(0.401)	0.950	(0.182)	(0.210)	(0.390)
0.075	1.447	0.266	0.239	0.064

(0.475)	(0.497)	(0.446)	(0.449)	(0.454)
(0.475)	(0.497)	(0.446)	(0.449)	(0.454)

$11.170	$11.570	$10.620	$10.800	$11.010

0.83%	13.92%	2.74%	2.21%	0.51%

$67,047	$72,902	$61,132	$67,174	$76,537
0.82%	0.82%	0.88%	0.88%	0.89%

0.98%	0.98%	0.97%	0.97%	0.97%
4.36%	4.48%	4.42%	4.11%	3.98%

4.20%	4.32%	4.33%	4.02%	3.90%
44%	35%	59%	34%	21%

Financial highlights
Delaware Tax-Free California Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.610	$10.670	$10.840	$11.060	$11.440

0.395	0.416	0.373	0.367	0.368
(0.401)	0.940	(0.172)	(0.220)	(0.380)
(0.006)	1.356	0.201	0.147	(0.012)

(0.394)	(0.416)	(0.371)	(0.367)	(0.368)
(0.394)	(0.416)	(0.371)	(0.367)	(0.368)

$11.210	$11.610	$10.670	$10.840	$11.060

0.09%	12.93%	2.07%	1.34%	(0.15% )

$1,307	$3,254	$4,938	$6,589	$9,384
1.57%	1.57%	1.63%	1.63%	1.64%

1.73%	1.73%	1.72%	1.72%	1.72%
3.61%	3.73%	3.67%	3.36%	3.23%

3.45%	3.57%	3.58%	3.27%	3.15%
44%	35%	59%	34%	21%

Financial highlights
Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.590	$10.640	$10.810	$11.030	$11.420

0.394	0.415	0.373	0.367	0.368
(0.411)	0.950	(0.172)	(0.220)	(0.390)
(0.017)	1.365	0.201	0.147	(0.022)

(0.393)	(0.415)	(0.371)	(0.367)	(0.368)
(0.393)	(0.415)	(0.371)	(0.367)	(0.368)

$11.180	$11.590	$10.640	$10.810	$11.030

(0.01% )	13.06%	2.07%	1.35%	(0.24% )

$14,863	$15,526	$13,530	$14,991	$13,453
1.57%	1.57%	1.63%	1.63%	1.64%

1.73%	1.73%	1.72%	1.72%	1.72%
3.61%	3.73%	3.67%	3.36%	3.23%

3.45%	3.57%	3.58%	3.27%	3.15%
44%	35%	59%	34%	21%

Financial highlights
Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.260	$10.600	$10.640	$10.730	$11.040

0.460	0.455	0.452	0.448	0.464
(0.397)	0.661	(0.041)	(0.089)	(0.310)
0.063	1.116	0.411	0.359	0.154

(0.443)	(0.456)	(0.451)	(0.449)	(0.464)
(0.443)	(0.456)	(0.451)	(0.449)	(0.464)

$10.880	$11.260	$10.600	$10.640	$10.730

0.71%	10.74%	4.11%	3.38%	1.38%

$216,151	$237,545	$226,393	$234,630	$246,695
0.88%	0.93%	0.90%	0.93%	0.94%

0.95%	0.95%	0.95%	0.95%	0.96%
4.30%	4.16%	4.43%	4.16%	4.22%

4.23%	4.14%	4.38%	4.14%	4.20%
26%	17%	27%	15%	12%

Financial highlights
Delaware Tax-Free Colorado Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.270	$10.610	$10.640	$10.730	$11.050

0.380	0.373	0.375	0.367	0.382
(0.397)	0.661	(0.031)	(0.089)	(0.320)
(0.017)	1.034	0.344	0.278	0.062

(0.363)	(0.374)	(0.374)	(0.368)	(0.382)
(0.363)	(0.374)	(0.374)	(0.368)	(0.382)

$10.890	$11.270	$10.610	$10.640	$10.730

(0.04% )	9.91%	3.43%	2.60%	0.53%

$609	$1,429	$2,693	$3,961	$5,326
1.63%	1.68%	1.65%	1.68%	1.69%

1.70%	1.70%	1.70%	1.70%	1.71%
3.55%	3.41%	3.68%	3.41%	3.47%

3.48%	3.39%	3.63%	3.39%	3.45%
26%	17%	27%	15%	12%

Financial highlights
Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.290	$10.630	$10.660	$10.750	$11.070

0.381	0.374	0.375	0.367	0.382
(0.397)	0.661	(0.031)	(0.089)	(0.320)
(0.016)	1.035	0.344	0.278	0.062

(0.364)	(0.375)	(0.374)	(0.368)	(0.382)
(0.364)	(0.375)	(0.374)	(0.368)	(0.382)

$10.910	$11.290	$10.630	$10.660	$10.750

(0.03% )	9.90%	3.43%	2.60%	0.53%

$13,253	$15,155	$11,542	$9,836	$10,152
1.63%	1.68%	1.65%	1.68%	1.69%

1.70%	1.70%	1.70%	1.70%	1.71%
3.55%	3.41%	3.68%	3.41%	3.47%

3.48%	3.39%	3.63%	3.39%	3.45%
26%	17%	27%	15%	12%

Financial highlights
Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$12.120	$11.490	$11.260	$11.260	$11.450

0.438	0.431	0.436	0.437	0.448
(0.385)	0.633	0.228	—	(0.190)
0.053	1.064	0.664	0.437	0.258

(0.436)	(0.434)	(0.434)	(0.437)	(0.448)
(0.007)	—	—	—	—
(0.443)	(0.434)	(0.434)	(0.437)	(0.448)

$11.730	$12.120	$11.490	$11.260	$11.260

0.56%	9.44%	6.12%	3.93%	2.27%

$98,821	$104,287	$86,445	$72,237	$69,931
0.90%	0.94%	0.88%	0.85%	0.86%

0.96%	0.96%	0.96%	0.96%	0.98%
3.78%	3.66%	3.94%	3.87%	3.92%

3.72%	3.64%	3.86%	3.76%	3.80%
32%	7%	10%	11%	8%

Financial highlights
Delaware Tax-Free Idaho Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$12.100	$11.470	$11.240	$11.240	$11.430

0.350	0.343	0.353	0.353	0.363
(0.385)	0.633	0.228	—	(0.190)
(0.035)	0.976	0.581	0.353	0.173

(0.348)	(0.346)	(0.351)	(0.353)	(0.363)
(0.007)	—	—	—	—
(0.355)	(0.346)	(0.351)	(0.353)	(0.363)

$11.710	$12.100	$11.470	$11.240	$11.240

(0.19% )	8.64%	5.34%	3.17%	1.51%

$912	$2,450	$3,359	$5,123	$6,003
1.65%	1.69%	1.63%	1.60%	1.61%

1.71%	1.71%	1.71%	1.71%	1.73%
3.03%	2.91%	3.19%	3.12%	3.17%

2.97%	2.89%	3.11%	3.01%	3.05%
32%	7%	10%	11%	8%

Financial highlights
Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$12.110	$11.480	$11.250	$11.250	$11.440

0.351	0.342	0.353	0.352	0.363
(0.385)	0.633	0.228	—	(0.190)
(0.034)	0.975	0.581	0.352	0.173

(0.349)	(0.345)	(0.351)	(0.352)	(0.363)
(0.007)	—	—	—	—
(0.356)	(0.345)	(0.351)	(0.352)	(0.363)

$11.720	$12.110	$11.480	$11.250	$11.250

(0.20% )	8.63%	5.34%	3.16%	1.51%

$35,797	$35,591	$19,176	$11,490	$11,535
1.65%	1.69%	1.63%	1.60%	1.61%

1.71%	1.71%	1.71%	1.71%	1.73%
3.03%	2.91%	3.19%	3.12%	3.17%

2.97%	2.89%	3.11%	3.01%	3.05%
32%	7%	10%	11%	8%

Financial highlights
Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.150	$10.450	$10.300	$10.300	$10.550

0.406	0.429	0.409	0.411	0.435
(0.351)	0.700	0.148	—	(0.250)
0.055	1.129	0.557	0.411	0.185

(0.405)	(0.429)	(0.407)	(0.411)	(0.435)
(0.405)	(0.429)	(0.407)	(0.411)	(0.435)

$10.800	$11.150	$10.450	$10.300	$10.300

0.63%	11.02%	5.65%	4.04%	1.75%

$37,051	$37,716	$22,780	$15,340	$14,817
0.80%	0.80%	0.85%	0.85%	0.79%

1.05%	1.07%	1.10%	1.09%	1.10%
3.82%	3.94%	4.10%	3.97%	4.13%

3.57%	3.67%	3.85%	3.73%	3.82%
54%	15%	36%	28%	14%

Financial highlights
Delaware Tax-Free New York Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.120	$10.420	$10.270	$10.280	$10.530

0.326	0.347	0.334	0.333	0.357
(0.341)	0.700	0.148	(0.010)	(0.250)
(0.015)	1.047	0.482	0.323	0.107

(0.325)	(0.347)	(0.332)	(0.333)	(0.357)
(0.325)	(0.347)	(0.332)	(0.333)	(0.357)

$10.780	$11.120	$10.420	$10.270	$10.280

(0.04% )	10.21%	4.88%	3.17%	0.99%

$477	$736	$1,018	$1,549	$2,164
1.55%	1.55%	1.60%	1.60%	1.54%

1.80%	1.82%	1.85%	1.84%	1.85%
3.07%	3.19%	3.35%	3.22%	3.38%

2.82%	2.92%	3.10%	2.98%	3.07%
54%	15%	36%	28%	14%

Financial highlights
Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return1

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

1	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
$11.120	$10.420	$10.270	$10.280	$10.530

0.326	0.346	0.333	0.333	0.357
(0.341)	0.700	0.148	(0.010)	(0.250)
(0.015)	1.046	0.481	0.323	0.107

(0.325)	(0.346)	(0.331)	(0.333)	(0.357)
(0.325)	(0.346)	(0.331)	(0.333)	(0.357)

$10.780	$11.120	$10.420	$10.270	$10.280

(0.04% )	10.20%	4.88%	3.17%	0.99%

$14,235	$13,462	$5,651	$2,049	$2,131
1.55%	1.55%	1.60%	1.60%	1.54%

1.80%	1.82%	1.85%	1.84%	1.85%
3.07%	3.19%	3.35%	3.22%	3.38%

2.82%	2.92%	3.10%	2.98%	3.07%
54%	15%	36%	28%	14%

Notes to financial statements
Delaware Investments® state tax-free funds	August 31, 2011

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Insured Funds are individually referred to as a Trust and collectively as the Trusts. These financial statements and related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund (each, a Fund or, collectively, the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, and Class C shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in its respective state, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies are valued at their published net asset value. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (August 31, 2008–August 31, 2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments is allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Funds are charged directly to the Funds. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Funds may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended August 31, 2011.

Notes to financial statements
Delaware Investments® state tax-free funds

1. Significant Accounting Policies (continued)

The Funds receive earnings credits from their transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended August 31, 2011, the Funds earned the following under this agreement:

Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$90	$63	$198	$108	$40

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%

Effective December 29, 2010, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed specified percentages of average daily net assets as shown on the next page through December 29, 2011. These waivers and reimbursements may only be terminated by agreement of the Manager and the Funds.

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Effective December 29, 2010
operating expense limitation
as a percentage of average
daily net assets (per annum)	0.59%	0.57%	0.59%	0.63%	0.55%
Expiration date	12/29/11	12/29/11	12/29/11	12/29/11	12/29/11

Effective January 1, 2010,
operating expense limitation
as a percentage of average
daily net assets (per annum)	—%	0.57%	—%	—%	0.55%
Expiration date	12/28/10	12/28/10	12/28/10	12/28/10	12/28/10

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended August 31, 2011, each Fund was charged for these services as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$5,340	$4,224	$11,586	$6,600	$2,536

DSC also provides dividend disbursing and transfer agency services. Prior to July 18, 2011, each Fund paid DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Effective July 18, 2011, the Funds pay DSC a monthly asset-based fee for these services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares.

Notes to financial statements
Delaware Investments® state tax-free funds

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At August 31, 2011, each Fund had liabilities payable to affiliates as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Investment management
fees payable to DMC	$33,009	$27,986	$84,146	$69,120	$13,147
Dividend disbursing,
transfer agent and fund
accounting oversight
fees and other expenses
payable to DSC	2,553	2,071	5,707	3,363	1,273
Distribution fees
payable to DDLP	26,762	28,403	58,142	53,039	20,346
Other expenses payable to
DMC and affiliates*	4,199	4,263	8,321	5,101	4,098

*	DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees´ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended August 31, 2011, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$2,193	$1,747	$4,853	$2,767	$1,051

For the year ended August 31, 2011, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
$7,276	$19,057	$21,674	$26,640	$18,217

For the year ended August 31, 2011, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class B and Class C shares, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Class A	$0	$2,533	$0	$11,338	$0
Class B	350	946	49	955	0
Class C	406	1,305	594	8,143	1,633

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended August 31, 2011, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Purchases	$34,607,541	$36,792,231	$59,805,270	$42,063,949	$28,847,820
Sales	47,024,881	41,190,888	73,351,821	43,244,214	27,033,450

At August 31, 2011, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Cost of
investments	$98,003,620	$81,065,238	$222,665,832	$130,672,208	$48,625,877
Aggregate
unrealized
appreciation	$4,222,269	$3,195,322	$8,829,226	$6,118,134	$2,418,217
Aggregate
unrealized
depreciation	(813,739)	(1,768,256)	(3,442,331)	(314,390)	(276,519)
Net unrealized
appreciation	$3,408,530	$1,427,066	$5,386,895	$5,803,744	$2,141,698

Notes to financial statements
Delaware Investments® state tax-free funds

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of August 31, 2011:

		Delaware Tax-Free Arizona Fund
		Level 2
Municipal Bonds		$101,412,150

		Delaware Tax-Free California Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$81,904,540	$81,904,540
Short-Term Investment	587,764	—	587,764
Total	$587,764	$81,904,540	$82,492,304

	Delaware Tax-Free Colorado Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$227,919,529	$227,919,529
Short-Term Investment	133,198	—	133,198
Total	$133,198	$227,919,529	$228,052,727

	Delaware Tax-Free Idaho Fund
	Level 1	Level 2	Total
Municipal Bonds	$—	$133,726,719	$133,726,719
Short-Term Investment	1,749,233	1,000,000	2,749,233
Total	$1,749,233	$134,726,719	$136,475,952

	Delaware Tax-Free New York Fund
		Level 2
Municipal Bonds		$50,767,575

There were no unobservable inputs used to value investments at the beginning or end of the year.

During the year ended August 31, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2011 and 2010 was as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Year Ended 8/31/11
Tax-exempt income	$4,112,014	$3,499,954	$9,447,544	$4,647,399	$1,826,536
Ordinary income	101,505	77,870	123,382	137,722	16,404
Long-term capital gains	273,094	—	—	24,209	—
Total	$4,486,613	$3,577,824	$9,570,926	$4,809,330	$1,842,940

Year Ended 8/31/10
Tax-exempt income	$4,579,114	$3,488,842	$10,068,514	$4,144,275	$1,443,380
Ordinary income	108,858	99,956	178,857	184,644	17,789
Total	$4,687,972	$3,588,798	$10,247,371	$4,328,919	$1,461,169

Notes to financial statements
Delaware Investments® state tax-free funds

5. Components of Net Assets on a Tax Basis

As of August 31, 2011, the components of net assets on a tax basis were as follows:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Shares of beneficial
interest	$99,887,380	$82,997,477	$228,353,972	$130,791,137	$50,124,883
Distributions
payable	(100,589)	(86,593)	(234,235)	(118,536)	(46,564)
Undistributed
tax-exempt
income	125,898	105,356	586,798	101,894	45,907
Post-October
losses	(275,852)	(717,399)	(1,267,985)	(1,048,056)	(475,281)
Capital loss
carryforwards	—	(509,310)	(2,812,702)	—	(28,006)
Unrealized
appreciation of
investments	3,408,530	1,427,066	5,386,895	5,803,744	2,141,698
Net assets	$103,045,367	$83,216,597	$230,012,743	$135,530,183	$51,762,637

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of distribution payables and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through August 31, 2011 that, in accordance with federal income tax regulations, each Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2011, the Funds recorded the following reclassifications:

	Delaware	Delaware	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
Undistributed
(distributions in excess of)
net investment income	$(11,864)	$(10,270)	$(11,815)	$(26,089)	$(5,309)
Accumulated net realized
gain (loss)	11,864	10,270	11,815	26,089	5,309

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2011, the Funds utilized capital loss carryforwards as follows:

Delaware	Delaware
Tax-Free	Tax-Free
Arizona Fund	Colorado Fund
$32,820	$186,282

Capital loss carryforwards remaining at August 31, 2011 will expire as follows:

	Delaware	Delaware	Delaware
Year of	Tax-Free	Tax-Free	Tax-Free
Expiration	California Fund	Colorado Fund	New York Fund
2012	$—	$507,309	$—
2013	—	57,695	—
2014	—	2,203,520	—
2016	10,217	44,178	14,929
2018	—	—	8,253
2019	499,093	—	4,824
Total	$509,310	$2,812,702	$28,006

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Notes to financial statements
Delaware Investments® state tax-free funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free		Delaware Tax-Free		Delaware Tax-Free
	Arizona Fund		California Fund		Colorado Fund
	Year Ended		Year Ended		Year Ended
	8/31/11	8/31/10	8/31/11	8/31/10	8/31/11	8/31/10
Shares sold:
Class A	866,329	515,840	1,260,131	1,434,211	905,561	1,455,185
Class B	40	6	41	12,712	27	—
Class C	71,073	109,633	355,660	298,932	162,405	370,563

Shares issued upon reinvestment of dividends and distributions:
Class A	199,470	187,152	164,198	152,556	560,364	566,146
Class B	2,852	6,483	4,880	9,449	1,985	3,385
Class C	13,627	13,172	35,603	32,069	32,471	31,073
	1,153,391	832,286	1,820,513	1,939,929	1,662,813	2,426,352

Shares repurchased:
Class A	(1,847,336)	(1,748,428)	(1,722,598)	(1,038,915)	(2,700,759)	(2,288,864)
Class B	(184,115)	(344,965)	(168,581)	(204,969)	(72,932)	(130,484)
Class C	(164,691)	(97,006)	(402,444)	(262,607)	(322,740)	(145,599)
	(2,196,142)	(2,190,399)	(2,293,623)	(1,506,491)	(3,096,431)	(2,564,947)

Net increase
(decrease)	(1,042,751)	(1,358,113)	(473,110)	433,438	(1,433,618)	(138,595)

	Delaware Tax-Free		Delaware Tax-Free
	Idaho Fund		New York Fund
	Year Ended		Year Ended
	8/31/11	8/31/10	8/31/11	8/31/10
Shares sold:
Class A	1,900,076	1,582,213	1,003,049	1,519,766
Class B	—	853	—	880
Class C	788,345	1,457,021	364,898	830,745

Shares issued upon reinvestment of dividends and distributions:
Class A	226,583	206,666	96,410	66,469
Class B	3,332	5,292	1,212	1,486
Class C	72,898	48,259	29,809	18,395
	2,991,234	3,300,304	1,495,378	2,437,741

Shares repurchased:
Class A	(2,303,200)	(709,358)	(1,052,715)	(383,035)
Class B	(127,823)	(96,566)	(23,226)	(33,835)
Class C	(744,786)	(237,236)	(284,284)	(180,662)
	(3,175,809)	(1,043,160)	(1,360,225)	(597,532)
Net increase (decrease)	(184,575)	2,257,144	135,153	1,840,209

For the years ended August 31, 2011 and 2010, the following shares and values were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on page 124 and the statements of changes in net assets.

	Year Ended			Year Ended
	8/31/11			8/31/10
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Delaware Tax-Free
Arizona Fund	114,565	114,667	$1,289,672	202,963	203,104	$2,307,336
Delaware Tax-Free
California Fund	111,060	111,540	1,237,217	118,852	119,295	1,315,929
Delaware Tax-Free
Colorado Fund	53,647	53,698	571,670	80,300	80,348	875,705
Delaware Tax-Free
Idaho Fund	92,109	91,931	1,068,723	67,072	66,958	786,291
Delaware Tax-Free
New York Fund	12,407	12,373	130,210	24,033	23,966	257,369

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $35,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The line of credit expired on November 16, 2010.

On November 16, 2010, each Fund, along with the other Participants, entered into an amendment to the agreement for a $50,000,000 revolving line of credit. Effective as of August 1, 2011, each Fund, along with the other Participants, entered into an amendment to the agreement for a $100,000,000 revolving line of credit. The agreement as amended is to be used as described above and operates in substantially the same manner as the original agreement. The new line of credit under the agreement as amended expires on November 15, 2011. The Funds had no amounts outstanding as of August 31, 2011, or at any time during the year then ended.

Notes to financial statements
Delaware Investments® state tax-free funds

8. Credit and Market Risk

The Funds concentrate their investments in securities issued by municipalities. The values of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At August 31, 2011, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified in the statements of net assets.

Delaware	Delaware	Delaware	Delaware	Delaware
Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
Arizona Fund	California Fund	Colorado Fund	Idaho Fund	New York Fund
40.63%	18.28%	22.18%	33.59%	7.37%

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service Inc., Standard & Poor’s Rating Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. As of August 31, 2011, there were no Rule 144A securities. Illiquid securities have been identified on the statements of net assets.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to August 31, 2011 that would require recognition or disclosure in the Funds’ financial statements.

11. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Notes to financial statements
Delaware Investments® state tax-free funds

11. Tax Information (Unaudited) (continued)

For the fiscal year ended August 31, 2011, each Fund designates distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary	(C)
	Capital Gains	Income	Tax-Exempt	Total
	Distributions	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Tax-Free Arizona Fund	6.09%	2.26%	91.65%	100.00%
Delaware Tax-Free California Fund	—	2.18%	97.82%	100.00%
Delaware Tax-Free Colorado Fund	—	1.29%	98.71%	100.00%
Delaware Tax-Free Idaho Fund	0.50%	2.87%	96.63%	100.00%
Delaware Tax-Free New York Fund	—	0.89%	99.11%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Report of independent
registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds and Voyageur Mutual Funds II and the Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund and Delaware Tax-Free Colorado Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds) and Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) (hereafter collectively referred to as the “Funds”) at August 31, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended August 31, 2009 were audited by other independent accountants whose report dated October 19, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2011

Other Fund information
(Unaudited)
Delaware Investments® state tax-free funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund Investment Advisory Agreements

At a meeting held on August 16–17, 2011 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for each of the Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. Reference was made to information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. In addition, in connection with the Annual Meeting, reports were provided in May 2011 and included independent historical and comparative reports provided by Lipper. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with legal counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. It is expected that such measures will improve the quality and lower the cost of delivering transfer agent and shareholder servicing services to the Funds. The Board once again noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the same Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2011. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for each Fund and the Board’s view of such performance.

Delaware Tax-Free Arizona Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional Arizona municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the first quartile. The Board was satisfied with performance.

Delaware Tax-Free California Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the one-year period was in the third quartile. The Board was satisfied with performance.

Other Fund information
(Unaudited)
Delaware Investments® state tax-free funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund Investment Advisory Agreements (continued)

Delaware Tax-Free Colorado Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional Colorado municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the three- and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the one- and ten-year periods was in the third and second quartiles, respectively. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the one-year period was in the third quartile. The Board was satisfied with performance.

Delaware Tax-Free New York Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the three-, five- and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the one-year period was in the third quartile. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for each Fund and the Board’s view of such expenses.

Delaware Tax-Free Arizona Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through

December 2011 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free California Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Tax-Free Colorado Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2011 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. Consequently, the Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2011 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board

Other Fund information
(Unaudited)
Delaware Investments® state tax-free funds

Board Consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund Investment Advisory Agreements (continued)

considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fees were structured so that when the Funds grow, economies of scale may be shared.

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Voyageur Mutual Funds, Voyageur Mutual Funds II, and Voyageur Insured Funds (the Trusts) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trusts, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trusts for the fiscal year ending August 31, 2010. During the fiscal years ended August 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Trusts did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trusts and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trusts nor anyone on their behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trusts’ financial statements.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne1	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	74	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.2
Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007–2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	74	Chairman of Investment
(March 2004–Present)		Committee
		Pennsylvania Academy of
Investment Manager		Fine Arts
Morgan Stanley & Co.
(January 1984–March 2004)		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society

		Director
		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	74	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)

Managing Director	74	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	74	None
Assurant, Inc. (Insurance)
(2002–2004)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	74	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001–2009)

Director and Audit
Committee Chairperson
Andy Warhol Foundation
(1999–2007)

Executive Advisor to Dean	74	Trust Manager — Camden
(since August 2011) and		Property Trust
Interim Dean		(since August 2011)
(January 2011–July 2011) —
University of Miami School of		Board of Trustees
Business Administration		Thunderbird School of
Global Management
President — U.S. Trust,		(2007–2011)
Bank of America Private
Wealth Management		Board of Trustees
(Private Banking)		Carrollton School of the
(July 2007–December 2008)		Sacred Heart
(since 2007)
President and Director
(November 2005–June 2007) and		Board Member
Chief Executive Officer		Foreign Policy Association
(April 2007–June 2007) —		(since 2006)
U.S. Trust Company
(Private Banking)		Board of Trustees
Georgetown Preparatory School
(2005–2011)

Board of Trustees
Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	74	Director and Audit
(January 2006–Present)		Committee Member
Vice President — Mergers & Acquisitions		Okabena Company
(January 2003–January 2006), and
Vice President and Treasurer		Chair — 3M
(July 1995–January 2003)		Investment Management
3M Corporation		Company

Founder	74	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder		Director
Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)		(2003–2008)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	74	None3
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	74	None3
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	74	None3
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	74	None3
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments®
Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Drexel University
Philadelphia, PA
	Anthony D. Knerr Founder and Managing Director Anthony Knerr & Associates New York, NY Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. Philadelphia, PA	Ann R. Leven Consultant ARL Associates New York, NY Frances A. Sevilla-Sacasa Executive Advisor to Dean, University of Miami School of Business Administration Coral Gables, FL	Janet L. Yeomans Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor Vice President, Deputy General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	David P. O’Connor Senior Vice President, General Counsel, and Chief Legal Officer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s website at www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at www.delawareinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     John A. Fry
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $12,500 for the fiscal year ended August 31, 2011.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $14,100 for the fiscal year ended August 31, 2010.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended August 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended August 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $0 for the fiscal year ended August 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended August 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax review.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,550 for the fiscal year ended August 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2010.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended August 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2010.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Services	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)
up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)
up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Services	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $0 for the registrant’s fiscal years ended August 31, 2011 and August 31, 2010, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: VOYAGEUR INSURED FUNDS

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 3, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	November 3, 2011

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 3, 2011